ANNUAL REPORT                                                  December 31, 2002


SECURITY FUNDS(SM)

                                          -     Security Cash Fund

                                          -     Security Diversified Income Fund

                                          -     Security High Yield Fund

                                          -     Security Municipal Bond Fund




        [SECURITY  DISTRIBUTORS, INC. LOGO]     SECURITY DISTRIBUTORS, INC.
                                                A Member of The Security Benefit
                                                Group of Companies

                               SECURITY CASH FUND
                        SECURITY DIVERSIFIED INCOME FUND
                            SECURITY HIGH YIELD FUND
                          SECURITY MUNICIPAL BOND FUND
                                DECEMBER 31, 2002
                                  ANNUAL REPORT

                                TABLE OF CONTENTS

Commentary from the Security Funds' Chairman of the Board ................     2

Commentary from the Security Funds' President ............................     3

Security Diversified Income Fund .........................................     4

Security High Yield Fund .................................................    10

Security Municipal Bond Fund .............................................    15

Security Cash Fund .......................................................    19

Statements of Assets and Liabilities .....................................    21

Statements of Operations .................................................    22

Statements of Changes in Net Assets ......................................    23

Financial Highlights .....................................................    25

Notes to Financial Statements ............................................    31

Report of Independent Auditors ...........................................    35

Director Disclosure ......................................................    36

                   [SECURITY BENEFIT GROUP OF COMPANIES LOGO]

COMMENTARY FROM THE CHAIRMAN OF THE BOARD
FEBRUARY 15, 2003


[PHOTO OF JOHN CLELAND]
     John Cleland


TO OUR SHAREHOLDERS:

The calendar year 2002 was another difficult year for most investors. However, on a relative basis, income oriented investors fared better than those focused on the equity markets. This occurred in spite of the fact that the Federal Reserve Board lowered interest rates .50% over the course of the year with a resulting decline in yields across the entire fixed income universe. Our portfolios performed in line with their investment objectives and produced generally positive returns for our shareholders. The Diversified Income and Municipal Bond portfolios both performed above median in their peer group. In the following pages, our portfolio managers discuss their different approaches to the fixed income market.

The year ahead continues to suggest a challenging environment for investors. The increasing likelihood of war with Iraq reminds us once again that factors other than economic conditions always affect the financial markets in the short run. While we continue to search for signs of dramatic pickup in economic growth, the Federal Reserve does not appear to be inclined to alter monetary policy in the near future. With inflation remaining largely absent from the landscape, pressure on interest rates should remain negligible.

However, the expectation that budget deficits will continue to grow as we escalate our preparation for war will, at some point, be likely to put upward pressure on the long end of the yield curve. But as we have pointed out earlier, the absence of any inflation pressure should keep any rise in long-term rates within a manageable range.

Since it is far too early to predict the size and duration of any emerging war, quality is likely to continue to be a focus on the fixed income markets. At some point, the resumption of a more robust economic environment is likely to give a lift to the high yield sector. Our forecast is that interest rates will fluctuate within a fairly narrow range throughout the year. In this environment, we believe our fixed income portfolios are positioned to provide shareholders with modest income within the framework of a diversified fixed income portfolio.

As always, we thank you for your investment with us and invite your questions and comments.

Sincerely,

/s/ John Cleland

John Cleland
Chairman, The Security Funds

COMMENTARY FROM THE PRESIDENT
FEBRUARY 15, 2003


[PHOTO OF JAMES R. SCHMANK]
     James R. Schmank


CLOSING THE BOOKS ON 2002

2002 is in the record books and finished as the third consecutive year of equity market underperformance. Very few economists predicted the degree of weakness that existed in the markets as the year began, and no one expected the fraudulent corporate accounting events that shook the confidence of investors during the year. Continued threats of terrorism and reemergence of war prospects in the Middle East only exacerbated a very negative environment for financial markets.

Despite the general pall of the markets, resilient consumers spent carefully and benefited from the low interest rate environment maintained by the Federal Reserve. But, increasing unemployment kept optimism in check, and demand for goods and services remained soft. Business profits continued to be elusive, while pressure remained to keep prices low due to the lack of demand and continued cheap imports.

HOPE FOR 2003?

2003 has started with an air of enthusiasm in the hope that many of the negatives are behind us. The economy is clearly in recovery, albeit slowly. Interest rates remain at low levels continuing to fuel strength in the housing markets and in the sale of big-ticket items such as autos. Relief in fiscal policy appears very likely which should help increase consumer confidence and spending. General consensus exists for a slowly improving economy and positive markets for 2003 at levels near historical averages. However, the "wildcards" of Middle East conflict, terrorism, and their impacts continue to haunt our economy. In this uncertain environment, we continue to believe that active portfolio management such as that provided by Security Management Company, LLC., offers the best opportunity for the return and risk characteristics most investors are seeking.

PLANNING IS KEY

Clearly these are extremely difficult times in which to invest. It is during these difficult times that we continue to stress certain fundamentals of investing:

      -     Develop a plan and stay with it

      -     Maintain a broad, diversified portfolio

      -     Systematically buy into market weakness(1)

      -     Consult your financial representative

The role of your financial representative is important during these times. Too many investors make significant changes to their portfolios out of fear at exactly the wrong time. Financial success is achieved over time through discipline and planning. The demand for financial advice is growing every day and you are wise to be working with your representative.

YOUR CONFIDENCE IS APPRECIATED AND RESPECTED

I applaud your selection of the Security Funds family of mutual funds for your investment portfolios. Our funds are professionally managed within defined risk parameters, contain diverse holdings and, we believe, are well positioned for this financial environment. 2002 saw record sales into the financial products we make available as more customers are choosing the Security Funds as an investment partner. We truly appreciate and respect the confidence you have placed in our firm.

Sincerely,

/s/ James R. Schmank

James R. Schmank

(1) Systematic investing does not assure profits or protect against loss in a declining market.

MANAGERS' COMMENTARY
SECURITY DIVERSIFIED INCOME FUND
FEBRUARY 15, 2003


                               [SECURITY FUNDS LOGO]     ADVISOR, SECURITY
                                                         MANAGEMENT COMPANY, LLC


[PHOTO OF STEVEN M. BOWSER]     [PHOTO OF CHRISTOPHER L. PHALEN]

      Steven M. Bowser                Christopher L. Phalen
  Senior Portfolio Manager              Portfolio Manager

TO OUR SHAREHOLDERS:

December 31, 2002, marked the third consecutive year in which income securities outpaced the equity markets. The Security Diversified Income Fund was able to take advantage of this environment to advance +9.04% for the year, finishing in the top half of its peer group.(1) The benchmark Lehman Brothers Aggregate Bond Index gained 10.26% over the same period.

FIXED INCOME PERFORMANCE IN 2002

Action from the Federal Reserve's Open Market Committee (FOMC) was not nearly as aggressive in 2002 as it was in the prior year. The FOMC lowered interest rates only one time in the amount of .50%, following a year that saw 11 rate cuts for a total of 4.75% in an attempt to stimulate the economy. The fixed income markets continued to rally in this environment, with U.S. Treasury and Federal agency securities leading the way.

The Fund held an overweight position in Federal agencies relative to the benchmark, which gave a strong boost to the Fund's performance. Our holdings in this area outperformed those in the index by over 340 basis points, due to the longer maturities held. The Fund was also aided by our holdings in mortgage-backed securities. While mortgage-backed securities tend to suffer in times of dropping interest rates, we were able to outperform the benchmark due to security selection.

The majority of the negative variance from the benchmark was a result of the Fund's minor overweight in the corporate bond sector. 2002 represented one of the most volatile periods in history for corporate bonds, due to concerns about corporate governance, fraud and economic concerns. During the first nine months of the year, investors focused on higher-quality, more-established companies -- which is the type we tend to buy for the Fund. But over the last three months, there was a heavy shift to lower quality issues, many of which we did not own. These securities, such as the downtrodden telecommunications and utility sectors, mounted a significant comeback in the latter part of the year, which negatively affected the Fund's performance.

THE COMPOSITION OF PORTFOLIO ASSETS

At the end of the year, the Diversified Income Fund held 34% mortgage-backed securities, 28% investment grade corporate issues, 17% U.S. Treasury issues, 18% Federal agency securities, 2% high yield bonds and 1% cash. This represents a slight overweight position in Federal agencies, and a slight underweight position in U.S. Treasuries and corporate bonds.

OUTLOOK FOR 2003

We do not anticipate any major changes for the Fund in the near future. We are comfortable with a slight overweight in corporate bonds, realizing that we may be able to take advantage of spread compression, as when the spreads decrease, corporate bonds tend to outperform. If military action appears eminent in the year ahead, we will likely move into an overweight position in U.S. Treasuries because there will likely be a flight to higher quality, due to the uncertainty of war. If the war is quickly resolved, we anticipate reducing our holdings in Treasuries and move the portfolio back into "spread product" with an overweight position in mortgage-backed, agency and corporate issues.

Sincerely,


Steven M. Bowser and
Christopher L. Phalen
Portfolio Managers

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of fund shares. Fee waivers and/or reimbursements reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

MANAGERS' COMMENTARY
SECURITY DIVERSIFIED INCOME FUND
FEBRUARY 15, 2003

                           DIVERSIFIED INCOME FUND VS.
                      LEHMAN BROTHERS AGGREGATE BOND INDEX
                                    12-31-02


[LINE GRAPH]

                               Lehman
                              Brothers
             Diversified     Aggregate
Date         Income Fund     Bond Index
----         -----------     ----------
12/31/92        $ 10,000       $ 10,000
12/31/93          10,646         10,975
12/31/94           9,949         10,655
12/31/95          12,123         12,623
12/31/96          12,276         13,082
12/31/97          13,406         14,345
12/31/98          14,626         15,590
12/31/99          14,098         15,461
12/31/00          15,463         17,259
12/31/01          16,596         18,713
12/31/02          18,097         20,634


                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Diversified Income Fund on December 31, 1992, and reflects deduction of the 4.75% sales load. On December 31, 2002, the value of your investment in the Fund's Class A shares (with dividends reinvested) would have grown to $18,097. By comparison, the same $10,000 investment would have grown to $20,634 based on the Lehman Brothers Aggregate Bond Index.

The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares.

                             DIVERSIFIED INCOME FUND
                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 2002

CLASS A SHARES                 CLASS B SHARES                  CLASS C SHARES
--------------                 --------------                  --------------
1 Year              3.78%      1 Year               3.29%      1 Year               7.30%
5 Years             5.16%      5 Year               4.94%      Since Inception      8.45%
10 Years            6.11%      Since Inception      4.78%      (5-01-00)
                               (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years, and 1% for Class C shares. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2002

SECURITY DIVERSIFIED INCOME FUND

                                                     PRINCIPAL     MARKET
CORPORATE BONDS                                       AMOUNT       VALUE
---------------                                       ------       -----
AEROSPACE & DEFENSE - 1.1%
Boeing Capital Corporation,
  6.68% - 2003 .................................     $350,000     $363,264
Eaton Corporation,
  5.75% - 2012 .................................      325,000      347,609
United Technologies Corporation,
  6.35% - 2011 .................................      300,000      337,875
                                                                ----------
                                                                 1,048,748
AIRLINES - 1.1%
Continental Airlines, Inc.,
  7.434% - 2004 ................................      350,000      194,127
Delta Air Lines:
  7.779% - 2005 ................................      250,000      188,820
  7.57% - 2010 .................................      100,000       99,897
Southwest Airlines Company,
  7.875% - 2007 ................................      450,000      506,250
                                                                ----------
                                                                   989,094
BANKING - 2.7%
Abbey National plc,
  6.69% - 2005 .................................      300,000      329,625
Bank of America Corporation,
  7.80% - 2010 .................................      300,000      356,854
Bank of New York Company, Inc.,
  6.50% - 2003 .................................      100,000      104,500
BCH Cayman Islands, Ltd.,
  7.70% - 2006 .................................      300,000      328,500
Den Danske Bank,
  7.40% - 2010 .................................      475,000      541,500
Key Bank NA, 7.00% - 2011 ......................      300,000      343,592
PNC Funding Corporation,
  7.75% - 2004 .................................      200,000      213,750
Washington Mutual Capital I,
  8.375% - 2027 ................................      300,000      331,500
                                                                ----------
                                                                 2,549,821
BASIC INDUSTRY - OTHER - 0.5%
Pioneer Hi Bred International, Inc.,
  5.75% - 2009 .................................      375,000      417,656
BEVERAGES - 1.2%
Anheuser-Busch Companies, Inc.,
  7.10% - 2007 .................................      400,000      429,500
Coca-Cola Company,
  5.75% - 2011 .................................      350,000      383,944
Fosters Brewing Group,
  6.875% - 2011 ................................      300,000      341,439
                                                                ----------
                                                                 1,154,883
BROKERAGE - 1.5%
Credit Suisse First Boston USA,
  6.125% - 2011 ................................      300,000      309,750
Legg Mason, Inc.,
  6.75% - 2008 .................................      350,000      390,310
Merrill Lynch & Company, Inc.,
  5.70% - 2004 .................................      350,000      364,437
Waddell & Reed Financial, Inc.,
  7.50% -2006 ..................................      300,000      325,823
                                                                ----------
                                                                 1,390,320
BUILDING MATERIALS - 1.4%
CRH America, Inc.,
  6.95% - 2012 .................................      300,000      336,083
Masco Corporation,
  5.875% - 2012 ................................      300,000      315,514
Vulcan Materials Company,
  5.75% - 2004 .................................      600,000      627,000
                                                                ----------
                                                                 1,278,597
CHEMICALS - 0.4%
  PPG Industries, Inc.,
  7.40% - 2019 .................................      350,000      376,687
CONGLOMERATES - 0.3%
Tyco International, Ltd.,
  7.00% - 2028 .................................      350,000      308,000
CONSTRUCTION MACHINERY - 0.3%
Agco Corporation,
  8.50% - 2006 .................................      275,000      277,750
CONSUMER CYCLICAL - OTHER - 0.4%
American Eco Corporation,
  9.625% - 2008* ...............................       25,000            3
ERAC USA Finance Company,
  7.35% - 2008 .................................      350,000      394,089
                                                                ----------
                                                                   394,092
CONSUMER NONCYCLICAL - OTHER - 0.4%
Eli Lilly & Company,
  7.125% - 2025 ................................      300,000      354,109
CONSUMER PRODUCTS - 0.4%
Newell Rubbermaid, Inc.,
  6.75% - 2012 .................................      300,000      332,261



                            See accompanying notes.

DECEMBER 31, 2002

SECURITY DIVERSIFIED INCOME FUND

(CONTINUED)

                                                        PRINCIPAL     MARKET
CORPORATE BONDS (CONTINUED)                              AMOUNT        VALUE
---------------                                          ------        -----
ELECTRIC UTILITIES - 1.6%
Arizona Public Service Company,
  6.375% - 2011 ...................................     $300,000     $316,429
CMS Energy Corporation,
  6.75% - 2004 ....................................       25,000       23,250
Calpine Corporation,
  8.75% - 2007 ....................................       25,000       10,875
Cincinnati Gas & Electric Company,
  5.70% - 2012 ....................................      300,000      307,515
Duke Capital Corporation,
  8.00% - 2019 ....................................      300,000      286,875
National Rural Utilities,
  5.50% - 2005 ....................................      300,000      318,000
Progress Energy, Inc.,
  6.55% - 2004 ....................................      200,000      207,750
                                                                   ----------
                                                                    1,470,694
ENERGY - INTEGRATED - 0.8%
Conoco, Inc., 6.95% - 2029 ........................      350,000      396,813
PanCanadian Petroleum,
  6.30% - 2011 ....................................      350,000      382,726
                                                                   ----------
                                                                      779,539
ENERGY - OTHER - 0.0%
P&L Coal Holdings Corporation,
  8.875% - 2008 ...................................       19,000       19,950
ENTERTAINMENT - 0.3%
Time Warner Entertainment
Company, 7.25% - 2008 .............................      300,000      318,000
FINANCIAL COMPANIES - CAPTIVE CONSUMER - 1.3%
Ford Motor Credit Company:
  6.50% - 2007 ....................................      300,000      296,316
  5.80% - 2009 ....................................      300,000      278,248
General Motors Acceptance
Corporation:
  5.80% - 2003 ....................................      300,000      301,657
  6.125% - 2006 ...................................      300,000      304,838
                                                                   ----------
                                                                    1,181,059
FINANCIAL COMPANIES - NONCAPTIVE CONSUMER - 2.1%
Capital One Bank,
  6.375% - 2003 ...................................      300,000      299,625
Capital One Financial,
  8.75% - 2007 ....................................      300,000      293,313
Countrywide Capital,
  8.00% - 2026 ....................................      300,000      331,125
Financement Quebec,
  5.00% - 2012 ....................................      300,000      307,079
Household Netherlands BV,
  6.20% - 2003 ....................................      350,000      360,063
SLM Corporation, 5.05% - 2014 .....................      325,000      327,216
                                                                   ----------
                                                                    1,918,421
FINANCIAL COMPANIES - NONCAPTIVE DIVERSIFIED - 0.5%
CIT Group Holdings Inc.,
  7.625% - 2005 ...................................      150,000      161,438
General Electric Cap Corporation,
  5.875% - 2012 ...................................      300,000      320,726
                                                                   ----------
                                                                      482,164
FOOD - 0.2%
Archer Daniels Midland,
  5.875% - 2032 ...................................      300,000      299,340
Kraft Foods, Inc.,
  5.625% - 2011 ...................................      200,000      213,813
                                                                   ----------
                                                                      513,153
GAMING - 0.2%
Park Place Entertainment,
  7.875% - 2005 ...................................      175,000      178,063
HOME CONSTRUCTION - 1.5%
Centex Corporation:
  5.80% - 2009 ....................................      600,000      603,623
  7.50% - 2012 ....................................      500,000      556,091
M.D.C. Holdings, Inc.,
  8.375% - 2008 ...................................      137,000      141,795
Oakwood Homes Corporation,
  8.125% - 2009* ..................................      250,000       61,250
                                                                   ----------
                                                                    1,362,759
INSURANCE - 0.6%
Nationwide Mutual Insurance,
  8.25% - 2031 ....................................      400,000      420,540
Transamerica Capital II,
  7.65% - 2026 ....................................      100,000      100,375
                                                                   ----------
                                                                      520,915
INSURANCE - PROPERTY & CASUALTY - 0.3%
General Electric Global Insurance,
  7.00% - 2026 ....................................      300,000      313,125
LODGING - 0.2%
HMH Properties,
  7.875% - 2008 ...................................      200,000      194,000
MEDIA - CABLE - 0.9%
Cox Communications, Inc.,
  6.40% - 2008 ....................................      300,000      314,229
Jones Intercable, Inc.,
  7.625% - 2008 ...................................      275,000      290,772
Lenfest Communications,
  10.50% - 2006 ...................................      250,000      280,000
                                                                   ----------
                                                                      885,001

                            See accompanying notes.

DECEMBER 31, 2002

SECURITY DIVERSIFIED INCOME FUND
(CONTINUED)

                                           PRINCIPAL     MARKET
CORPORATE BONDS (CONTINUED)                 AMOUNT       VALUE
---------------------------                 ------       -----

MEDIA - NON-CABLE - 0.9%
K-III Communications Corporation,
  10.25% - 2004 ....................      $375,000      $367,969
Viacom, Inc., 5.625% - 2007 ........       400,000       436,628
                                                     -----------
                                                         804,597

OIL FIELD SERVICES - 1.1%
Devon Financing Corporation, ULC.,
  6.875% - 2011 ....................       300,000       334,157
Duke Energy Field Services,
  7.50% - 2005 .....................       300,000       316,125
Transocean Offshore, Inc.,
  8.00% - 2027 .....................       300,000       352,875
                                                     -----------
                                                       1,003,157
PAPER PRODUCTS - 0.4%
MeadWestvaco Corporation,
  6.85% - 2012 .....................       350,000       388,370
PIPELINES - 0.8%
Express Pipeline LP,
  6.47% - 2011 .....................       344,000       367,340
Kinder Morgan Energy,
  7.50% - 2010 .....................       300,000       341,057
                                                     -----------
                                                         708,397
REAL ESTATE INVESTMENT TRUSTS - 0.3%
EOP Operating LP,
  7.375% - 2003 ....................       300,000       312,000

RETAILERS - 0.9%
Federated Department Stores,
  8.50% - 2003 .....................       300,000       307,500
Tandy Corporation,
  6.95% - 2007 .....................       400,000       441,000
Zale Corporation,
  8.50% - 2007 .....................       125,000       125,000
                                                     -----------
                                                         873,500
SUPERMARKETS - 0.5%
Safeway, Inc., 6.50% - 2008 ........       400,000       440,500

TECHNOLOGY - 0.8%
Pitney Bowes, Inc.,
  5.875% - 2006 ....................       350,000       379,750
Science Applications Int.,
  6.25% - 2012 .....................       300,000       323,583
                                                     -----------
                                                         703,333
TELECOMMUNICATIONS - 1.6%
GTE Corporation,
  7.51% - 2009 .....................      $500,000      $568,125
New York Telephone Co.,
  6.00% - 2008 .....................       300,000       325,081
MasTec, Inc., 7.75% - 2008 .........       150,000       130,500
Pacific Bell, 7.125% - 2026 ........       300,000       346,413
WorldCom, Inc., 7.75% - 2027* ......       365,000        85,775
                                                     -----------
                                                       1,455,894

TOBACCO - 0.1%
Dimon, Inc., 8.875% - 2006 .........        50,000        50,625

WIRELESS - 0.4%
Vodafone Group plc,
  7.625% - 2005 ....................       350,000       385,875
                                                     -----------
  Total corporate bonds - 30.0% ....                  28,135,109

MORTGAGE BACKED SECURITIES
--------------------------
U.S. GOVERNMENT AGENCIES - 21.8%
Federal Home Loan Mortgage Corporation:
  #C44050, 7.00% - 2030 ...............      289,914      304,818
  #C01172, 6.50% - 2031 ...............      588,137      612,904
  #C01210, 6.50% - 2031 ...............      646,321      673,544
  #C50964, 6.50% - 2031 ...............      594,623      619,664
  #C50967, 6.50% - 2031 ...............      319,943      333,419
  #C01277, 7.00% - 2031 ...............      901,431      947,459
  #C01292, 6.00% - 2032 ...............    1,167,867    1,209,338
  #C01287, 6.50% - 2032 ...............    1,156,497    1,205,199
Federal National Mortgage Association:
  #1990-108 G, 7.00% - 2020 ...........      202,277      217,871
  #252806, 7.50% - 2029 ...............      281,630      299,232
  #252874, 7.50% - 2029 ...............      255,777      271,770
  #190307, 8.00% - 2030 ...............      165,071      177,954
  #253356, 8.00% - 2030 ...............      188,539      203,254
  #535277, 7.00% - 2030 ...............      357,876      376,418
  #541735, 8.00% - 2030 ...............      101,847      109,796
  #585348, 6.50% - 2031 ...............      675,927      704,110
  #254477, 5.50% - 2032 ...............    1,487,732    1,519,814
  #254198, 6.00% - 2032 ...............    1,446,819    1,497,710
  #254346, 6.50% - 2032 ...............    1,267,362    1,320,204
  #254377, 6.00% - 2032 ...............    1,986,429    2,056,274
  #666750, 6.00% - 2032 ...............    1,996,159    2,066,372
  #545691, 6.50% - 2032 ...............    1,689,413    1,759,853
  #659790, 6.50% - 2032 ...............    1,881,390    1,959,799
                                                       ----------
                                                       20,446,776

                            See accompanying notes.

DECEMBER 31, 2002

SECURITY DIVERSIFIED INCOME FUND
(CONTINUED)


MORTGAGE BACKED                                PRINCIPAL      MARKET
SECURITIES (CONTINUED)                          AMOUNT         VALUE
----------------------                          ------         -----
U.S. GOVERNMENT SECURITIES - 9.6%
Government National Mortgage Association:
  #313107, 7.00% - 2022 .................      $359,706      $384,227
  #328618, 7.00% - 2022 .................       118,388       126,458
  #352022, 7.00% - 2023 .................       275,671       294,325
  #369303, 7.00% - 2023 .................       274,503       293,079
  #347017, 7.00% - 2024 .................       187,182       199,723
  #371006, 7.00% - 2024 .................       102,411       109,272
  #371012, 7.00% - 2024 .................       204,248       217,932
  #411643, 7.75% - 2025 .................       109,006       118,499
  #780454, 7.00% - 2026 .................       316,202       336,654
  #464356, 6.50% - 2028 .................       328,456       345,266
  #462680, 7.00% - 2028 .................       364,200       386,743
  #491492, 7.50% - 2029 .................       332,533       354,952
  #510704, 7.50% - 2029 .................       387,192       413,296
  #518436, 7.25% - 2029 .................       353,716       376,251
  #781079, 7.50% - 2029 .................       180,771       192,964
  #479229, 8.00% - 2030 .................       182,499       197,411
  #479232, 8.00% - 2030 .................       185,275       200,413
  #508342, 8.00% - 2030 .................       398,879       431,472
  #538285, 6.50% - 2031 .................       683,956       718,355
  #564472, 6.50% - 2031 .................       880,000       924,245
  #552324, 6.50% - 2032 .................       765,298       803,785
  #365608, 7.50% - 2034 .................       505,160       534,015
  #1260, 7.00% - 2023 ...................        57,558        61,074
  #1849, 8.50% - 2024 ...................        34,913        38,234
  #2270, 8.00% - 2026 ...................        89,593        97,121
  #2320, 7.00% - 2026 ...................       132,763       140,460
  #9365, 8.25% - 2026 ...................        34,891        37,786
  #2445, 8.00% - 2027 ...................       101,827       110,050
  #2616, 7.00% - 2028 ...................       181,507       191,553
  #2689, 6.50% - 2028 ...................       173,547       181,237
  #2909, 8.00% - 2030 ...................       172,844       185,915
                                                          -----------
                                                            9,002,767
NON-AGENCY SECURITIES - 2.1%
Chase Commercial Mortgage Securities
  Corporation:

  1997-1 B, 7.37% - 2007 ................     1,500,000     1,726,523
  1998-1 B, 6.56% - 2008 ................       225,000       253,165
Global Rate Eligible Asset Trust
  1998-A, 7.33% - 2006 ..................        42,023             4
                                                          -----------
                                                            1,979,692
                                                          -----------
  Total mortgage backed securities - 33.5%                 31,429,235

U.S. AGENCY BONDS & NOTES - 17.7%
---------------------------------
Federal Farm Credit Bank,
  5.45% - 2013 ..........................     1,000,000     1,084,585
Federal Home Loan Bank:
  6.375% - 2006 .........................       800,000       903,464
  5.20% - 2008 ..........................     1,000,000     1,049,702
Federal Home Loan Mortgage Corporation:
  6.625% - 2009 .........................    $1,000,000    $1,172,500
  6.00% - 2032 ..........................     1,034,337     1,071,067
Federal National Mortgage Association:
  7.40% - 2004 ..........................       600,000       651,744
  7.49% - 2005 ..........................       285,000       319,462
  7.65% - 2005 ..........................       250,000       282,070
  7.875% - 2005 .........................       500,000       565,465
  6.00% - 2008 ..........................       400,000       453,084
  6.375% - 2009 .........................     1,500,000     1,735,650
  6.625% - 2009 .........................     1,000,000     1,173,750
  5.50% - 2011 ..........................     1,000,000     1,096,004
  6.625% - 2030 .........................       500,000       586,579
  7.125% - 2030 .........................     2,250,000     2,776,597
  7.00% - 2032 ..........................       892,453       938,691
Financing Corporation,
  9.65% - 2018 ..........................       500,000       745,625
                                                          -----------
  Total U.S. agency bonds & notes - 17.7%                  16,606,039

U.S. GOVERNMENT SECURITIES - 17.0%
U.S. Treasury Bonds:
  6.25% - 2023 ..........................     1,000,000     1,174,840
  5.375% - 2031 .........................     2,000,000     2,180,312
U.S. Treasury Notes:
  3.25% - 2004 ..........................     3,000,000     3,079,923
  6.75% - 2005 ..........................     1,000,000     1,114,880
  3.50% - 2006 ..........................     1,000,000     1,040,625
  4.625% - 2006 .........................     1,000,000     1,078,510
  4.375% - 2007 .........................     1,500,000     1,610,742
  6.25% - 2007 ..........................     1,500,000     1,720,950
  8.75% - 2008 ..........................       600,000       637,476
  6.50% - 2010 ..........................     1,000,000     1,195,310
  4.875% - 2012 .........................     1,000,000     1,085,898
                                                          -----------
  Total U.S. government securities - 17.0%                 15,919,466

REPURCHASE AGREEMENT - 1.0%
---------------------------
United Missouri Bank,
  0.87%, 01-02-03 (Collateralized
  by FNMA, 01-17-03
  with a value of $958,438) .............       939,000       939,000
                                                          -----------
  Total investments - 99.2% .............                  93,028,849
  Cash & other assets, less
  liabilities - 0.8% ....................                     726,539
  Total net assets - 100.0% .............                 -----------
                                                          $93,755,388
                                                          ===========




For federal income tax purposes the identified cost of investments owned at December 31, 2002 was $89,104,316.

*Non-income producing security.


                            See accompanying notes.

MANAGER'S COMMENTARY

SECURITY HIGH YIELD FUND
FEBRUARY 15, 2003

[SECURITY FUNDS LOGO]

ADVISOR, SECURITY
MANAGEMENT COMPANY, LLC

[PHOTO OF DAVID TOUSSAINT]
    David Toussaint
   Portfolio Manager

TO OUR SHAREHOLDERS:

The high yield market endured a difficult year in 2002, as weak equity markets, near record default rates, and corporate accounting fraud all weighed on the asset class. Although 2002 was a difficult year for high yield investors, the asset class produced relatively stable returns compared to most equity funds, which posted double-digit negative returns. The Security High Yield Fund was down 1.66% for the year, slightly behind the benchmark Lehman High Yield Index, which returned - 1.41%.(1)

HIGH YIELD PERFORMANCE IN 2002

For the year, the high yield bond market under-performed other fixed income asset classes, as government bonds returned 11.5% and higher quality corporate bonds returned 10.5%. During the year, concerns over accounting fraud and corporate governance arose, and the anticipated second-half economic recovery failed to take hold. Furthermore, increasing corporate bond default rates over the first three quarters of the year approached record highs last experienced during the last recession in 1991-92. These events caused investors to avoid riskier assets such as stocks and high yield bonds, thereby negatively affecting the returns of high yield bonds.

The high yield market did see a significant amount of cash inflow, primarily from investors allocating more to fixed income and away from equities. Unfortunately, the extremely high number of investment-grade companies getting credit rating downgrades to high yield caused a large increase in the supply of high yield bonds, which tempered the cash inflows' positive affect on the market's returns.

CABLE TV SECTOR TOP NEGATIVE INFLUENCE

The Fund was slightly overweight relative to the benchmark in the cable television sector, which negatively affected performance. Our bond holdings in Adelphia Communications fell significantly as accounting fraud and executive self-dealings caused the company to file bankruptcy at mid-year. Another cable TV company, Charter Communications, experienced declining subscribers and deteriorating operating profitability and declined considerably for the year.

After deregulation in the 90's, the utility sector has experienced tremendous capacity growth over the last few years. But with the slowing economy, electricity demand hasn't been able to keep up with the growing supply, and wholesale electricity prices have decreased significantly. Some of the Fund's holdings in this sector that have been negatively affected by this supply-demand imbalance include Calpine, Mirant and A.E.S. Corporation.

The airline sector deteriorated over the course of 2002 as the sluggish economy and slowdown in business travel caused both U.S. Airways and United Airlines to file for bankruptcy. Pegasus Aviation, an equipment trust backed by aircraft, was also affected by these negative industry conditions. The value of the collateral in this trust significantly declined due to the over-supply of "parked" airplanes in the industry.

SOME SUCCESS STORIES AID FUND

Allied Holdings, an automobile transport company, experienced poor results in 2001, primarily due to poor management and declining auto sales through the first nine months of the year. But the Fund benefited greatly by continuing to hold these bonds as a restructuring of Allied's business operations, coupled with strong auto sales in 2002 helped the bonds to return 90% for the year. Another laggard in 2001 that rebounded in 2002 was Primedia, a magazine publishing company. The company was able to sell assets, pay down its debt, and beat its anticipated earnings throughout the year. Nextel Communications, a wireless service provider, was a strong performer during 2002 as the company was able to grow its subscriber base, generate strong earnings and de-lever its balance sheet.

Finally, the Fund's performance was positively affected by our overweight positions in the home construction and gaming sectors, two sectors that continued to have strong performance in 2002.

MANAGER'S COMMENTARY

SECURITY HIGH YIELD FUND
FEBRUARY 15, 2003

POSITIVE OUTLOOK FOR HIGH YIELD MARKET IN 2003

We anticipate that 2003 will be a strong year for the high yield market. The default rates that have been rising since 1999 started to decline in the fourth quarter of 2002, and we expect this trend to continue into 2003. Furthermore, the accounting fraud and corporate governance issues seem to be behind us, providing more confidence in our financial markets and in riskier assets such as high yield. Finally, in times of economic recovery, the high yield market has traditionally performed well. If 2003 is indeed a year for recovery, we have many reasons to be optimistic about the prospects for high yield.

Sincerely

David Toussaint
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of fund shares.

                              HIGH YIELD FUND VS.
                        LEHMAN BROTHERS HIGH YIELD INDEX
                                    12-31-02

                                  [LINE GRAPH]

                      HIGH YIELD             LEHMAN BROTHERS
   DATE                  FUND                HIGH YIELD INDEX
   ----                  ----                ----------------
08/05/1996            $10,000                   $10,000
12/31/1996             10,009                    10,713
12/31/1997             11,267                    12,081
12/31/1998             11,828                    12,306
12/31/1999             11,768                    12,589
12/31/2000             11,411                    11,851
12/31/2001             11,974                    12,476
12/31/2002             11,775                    12,306

                             $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of High Yield Fund on August 15, 1996 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 2002, the value of your investment in the Fund's Class A shares (with dividends reinvested) would have grown to $11,775. By comparison, the same $10,000 investment would have grown to $12,306 based on the performance of the Lehman Brothers High Yield Index.

The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares.

                                 HIGH YIELD FUND
                          AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 2002

CLASS A SHARES                  CLASS B SHARES                  CLASS C SHARES
1 Year              -6.31%      1 Year              -7.28%      1 Year              -3.37%
5 Years             -0.09%      5 Years             -0.30%      Since Inception      0.11%
Since Inception      2.60%      Since Inception      2.55%      (5-01-00)
(8-05-96)                       (8-05-96)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years, and 1% for Class C shares. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2002

                            SECURITY HIGH YIELD FUND

                                                          PRINCIPAL      MARKET
CORPORATE BONDS                                            AMOUNT         VALUE
---------------                                            ------         -----
AEROSPACE/DEFENSE - 1.1%
Sequa Corporation,
     9.00% - 2009 ..................................      $125,000      $120,000
AIRLINES - 0.7%
United Air Lines, 7.73% - 2010 .....................       100,000        76,932
AUTOMOTIVE - 2.0%
Allied Holdings, Inc.,
     8.625% - 2007 .................................       225,000       171,562
Autonation, Inc., 9.00% - 2008 .....................        50,000        50,500
                                                                        --------
                                                                         222,062
BANKING - 2.0%
BF Saul Reit, 9.75% - 2008 .........................       175,000       173,687
FCB/NC Capital Trust,
     8.05% - 2028 ..................................        50,000        46,250
                                                                        --------
                                                                         219,937
BEVERAGE - 1.0%
Canandaigua Brands, Inc.,
     8.625% - 2006 .................................       100,000       106,000
BUILDING MATERIALS - 2.2%
American Plumbing &
     Mechanical, Inc.,
     11.625% - 2008 ................................       200,000        58,000
Knoll, Inc., 10.875% - 2006 ........................        54,000        51,300
Nortek, Inc., 8.875% - 2008 ........................       125,000       127,812
                                                                        --------
                                                                         237,112
CHEMICALS - 1.6%
ISP Holdings, Inc.,
     10.625% - 2009 ................................       200,000       174,000
CONSTRUCTION MACHINERY - 2.9%
Agco Corporation,
     8.50% - 2006 ..................................       100,000       101,000
Navistar International,
     8.00% - 2008 ..................................        75,000        60,750
Titan Wheel International, Inc.,
     8.75% - 2007 ..................................       100,000        57,000
United Rentals, Inc.,
     9.25% - 2009 ..................................       125,000       102,187
                                                                        --------
                                                                         320,937
CONSUMER PRODUCTS - 1.7%
Tyco International Group S.A.,
     5.80% - 2006 ..................................       200,000       189,000
ELECTRIC - UTILITY - 5.2%
AES Corporation,
     10.25% - 2006 .................................      $250,000      $120,000
Calpine Corporation: ...............................
     8.75% - 2007 ..................................       125,000        54,375
     8.50% - 2011 ..................................        50,000        21,750
CMS Energy Corporation,
     7.50% - 2009 ..................................       175,000       148,750
East Coast Power LLC:
     6.737% - 2008 .................................        57,168        50,011
     7.066% - 2012 .................................        78,000        63,267
Mirant Americas Generation LLC,
     7.625% - 2006 .................................       225,000       118,125
                                                                        --------
                                                                         576,278
ENVIRONMENTAL - 2.5%
Allied Waste North America, Inc.:
     8.875% - 2008 .................................       150,000       152,250
     10.00% - 2009 .................................       125,000       124,063
                                                                        --------
                                                                         276,313
FINANCIAL COMPANIES - 0.7%
Dollar Financial Group, Inc.,
     10.875% - 2006 ................................       100,000        83,250
FOOD - 0.6%
Land O Lakes, Inc.,
     8.75% - 2011 ..................................        50,000        27,750
Nash Finch Company,
     8.50% - 2008 ..................................        50,000        34,000
                                                                        --------
                                                                          61,750
GAMING - 8.0%
Circus Circus:
     6.75% - 2003 ..................................       100,000       101,000
     9.25% - 2005 ..................................       200,000       209,000
Harrahs Operating Company, Inc.,
     7.875% - 2005 .................................       125,000       132,500
MGM Grand, Inc.,
     6.95% - 2005 ..................................       125,000       129,035
Mirage Resorts, Inc.,
     6.625% - 2005 .................................       125,000       128,028
Park Place Entertainment Corporation,
     7.875% - 2005 .................................       175,000       178,062
                                                                        --------
                                                                         877,625
HEALTH CARE - 4.6%
Healthsouth Corporation, Inc.,
     8.50% - 2008 ..................................       225,000       194,625
Rural/Metro Corporation,
     7.875% - 2008 .................................       100,000        75,125
Service Corporation International,
     6.00% - 2005 ..................................       250,000       235,000
                                                                        --------
                                                                         504,750


                            See accompanying notes.

DECEMBER 31, 2002

SECURITY HIGH YIELD FUND (CONTINUED)

                                                          PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)                                AMOUNT        VALUE
---------------------------                                ------        -----
HOME CONSTRUCTION - 4.8%
D.R. Horton, Inc.,
     8.375% - 2004 .................................      $ 75,000      $ 76,125
NVR, Inc., 8.00% - 2005 ............................        50,000        52,000
Oakwood Homes Corporation,
     8.125% - 2009* ................................       200,000        49,000
Standard Pacific Corporation,
     8.50% - 2009 ..................................       150,000       151,500
Toll Corporation, 7.75% - 2007 .....................        50,000        49,250
WCI Communities, Inc.,
     10.625% - 2011 ................................       150,000       144,750
                                                                        --------
                                                                         522,625
INDEPENDENT - EXPLORATION & PRODUCTION - 1.9%
Chesapeake Energy Corporation,
     8.375% - 2008 .................................        75,000        77,625
Magnum Hunter Resources, Inc.,
     9.60% - 2012 ..................................       125,000       132,813
                                                                        --------
                                                                         210,438
INSURANCE - 0.7%
Genamerica Capital, Inc.,
     8.525% - 2027 .................................        75,000        79,299
LODGING - 6.6%
HMH Properties, Inc.,
     7.875% - 2008 .................................       175,000       169,750
Meristar Hospitality Corporation,
     9.00% - 2008 ..................................       225,000       198,000
Starwood Hotels & Resorts
     Worldwide, Inc.,
     7.375% - 2007 .................................       150,000       147,375
Sun International Hotels,
     8.875% - 2011 .................................       200,000       204,000
                                                                        --------
                                                                         719,125
MEDIA - CABLE - 7.3%
Adelphia Communications
     Corporation:
     9.50% - 2004* .................................        17,356         6,422
     8.375% - 2008* ................................       200,000        74,000
Century Communications
     Corporation, 9.50% - 2005* ....................       125,000        32,500
Charter Communications
     Holdings LLC:
     8.625% - 2009 .................................       100,000        44,500
     11.125% - 2011 ................................       200,000        90,500
CSC Holdings, Inc.,
     7.25% - 2008 ..................................      $125,000      $116,406
Diamond Holdings plc,
     9.125% - 2008 .................................       175,000       108,500
Mediacom, LLC, 9.50% - 2013 ........................       200,000       180,000
Rogers Communications, Inc.,
     9.125% - 2006 .................................       150,000       144,187
                                                                        --------
                                                                         797,015
MEDIA - NON-CABLE - 5.0%
Allbritton Communications
     Company,
     9.75% - 2007 ..................................       175,000       181,125
Hollinger International Publishing,
     9.00% - 2010 ..................................       100,000       100,875
K-III Communications Corporation,
     10.25% - 2004 .................................        50,000        49,063
RH Donnelley Financial Corporation,
     10.875% - 2012 ................................       125,000       136,250
USA Networks, Inc.,
     6.75% - 2005 ..................................        75,000        78,541
                                                                        --------
                                                                         545,854
METALS - 1.2%
AK Steel Corporation,
     7.875% - 2009 .................................        75,000        75,750
Bulong Operations,
     12.50% - 2008* ................................        75,000            --
P&L Coal Holdings Corporation,
     8.875% - 2008 .................................        55,000        57,750
                                                                        --------
                                                                         133,500
PACKAGING - 1.5%
Owens-Illinois, Inc.,
     8.10% - 2007 ..................................       175,000       168,875
PAPER - 1.2%
Appleton Papers, Inc.,
     12.50% - 2008 .................................       125,000       136,719
PHARMACEUTICALS - 1.9%
AdvancePCS, 8.50% - 2008 ...........................       200,000       208,000
REFINING - 1.0%
Crown Central Petroleum
     Corporation,
     10.875% - 2005 ................................       140,000       112,000
RETAILERS - 0.9%
Ames Department Stores, Inc.,
     10.00% - 2006* ................................       200,000            --
Zale Corporation, 8.50% - 2007 .....................       100,000       100,000
                                                                        --------
                                                                         100,000


                            See accompanying notes.

DECEMBER 31, 2002

SECURITY HIGH YIELD FUND (CONTINUED)

                                                          PRINCIPAL         MARKET
CORPORATE BONDS (CONTINUED)                                 AMOUNT          VALUE
---------------------------                                 ------          -----
SERVICES - 0.5%
American Eco Corporation,
     9.625% - 2008* ...............................      $   125,000      $        13
Iron Mountain, Inc.,
     8.75% - 2009 .................................           50,000           51,562
                                                                          -----------
                                                                               51,575
SUPERMARKETS - 4.0%
Fleming Companies, Inc.,
     9.875% - 2012 ................................          100,000           58,000
Ingles Markets, Inc.,
     8.875% - 2011 ................................          200,000          185,000
Roundy's, Inc.,
     8.875% - 2012 ................................          200,000          196,000
                                                                          -----------
                                                                              439,000
TECHNOLOGY - 2.7%
Computer Associates, Inc.,
     6.375% - 2005 ................................          300,000          291,000
TELECOMMUNICATIONS - 4.6%
Call-Net Enterprises, Inc.,
     10.625% - 2008 ...............................           23,282           12,572
Exodus Communications, Inc.,
     11.625% - 2010* ..............................          150,000            5,625
Mastec, Inc., 7.75% - 2008 ........................          200,000          174,000
Nextel Communications:
     9.95% - 2008(1) ..............................          150,000          137,250
     9.375% - 2009 ................................          200,000          181,000
                                                                          -----------
                                                                              510,447
TEXTILES - 0.2%
Westpoint Stevens, Inc.,
     7.875% - 2008 ................................           75,000           21,750
TOBACCO - 0.5%
Dimon, Inc., 8.875% - 2006 ........................           50,000           50,625
TRANSPORTATION - OTHER - 2.0%
Pegasus Aviation
     Lease Securitization,
     8.42% - 2030* ................................          244,615               --
Stena AB, 9.625% - 2012 ...........................           75,000           77,438
Teekay Shipping Corporation,
     8.32% - 2008 .................................          135,000          138,544
                                                                          -----------
                                                                              215,982
                                                                          -----------
     Total corporate bonds - 85.3% ................                         9,359,775
CONVERTIBLE BONDS
CONSTRUCTION MACHINERY - 2.2%
Shaw Group, Inc.,
     0.00% - 2021(1) ..............................          425,000          243,313

                                                          PRINCIPAL
                                                           AMOUNT
                                                          OR NUMBER         MARKET
CONVERTIBLE BONDS (CONTINUED)                            OF SHARES         VALUE
------------------------------                            ---------         -----
PHARMACEUTICALS - 0.8%
Ligand Pharmaceuticals, Inc.,
     6.00% - 2007 .................................      $    75,000      $    82,313
                                                                          -----------
     Total convertible bonds - 3.0% ...............                           325,626
PREFERRED STOCKS
BANKING - 0.9%
California Federal Bank, 9.125% ...................            4,000          104,040
MEDIA - CABLE - 0.6%
CSC Holdings, Inc., 11.125% .......................              746           69,378
MEDIA - NON-CABLE - 0.8%
Primedia, Inc. (Cl. D), 10.00%* ...................            1,300           83,850
                                                                          -----------
     Total preferred stocks - 2.3% ................                           257,268
COMMON STOCKS
INTEGRATED TELECOMMUNICATION SERVICE - 0.00%
Call-Net Enterprises, Inc. (Cl. B)* ...............            1,119              694
MOVIES & ENTERTAINMENT - 0.1%
Viacom, Inc. (Cl. B)* .............................              296           12,065
PUBLISHING & PRINTING - 0.0%
Golden Books Family
     Entertainment, Inc.* .........................            2,833                2
TELECOMMUNICATIONS EQUIPMENT - 0.5%
Wiltel Communications, Inc.* ......................            3,288           51,917
UNIT INVESTMENT TRUSTS - 1.6%
Diamonds Trust Series I ...........................              600           50,130
Nasdaq-100 Index
     Tracking Stock* ..............................            1,450           35,395
Standard & Poor's Depositary
     Receipts Trust ...............................            1,050           92,704
                                                                          -----------
                                                                              178,229
                                                                          -----------
     Total common stocks - 2.2% ...................                           242,907

REPURCHASE AGREEMENT - 5.5%
United Missouri Bank,
     0.87%, 01-02-03 (Collateralized
     by FNMA, 01-17-03 with a value
     of $616,639) .................................      $   604,000          604,000
                                                                          -----------
     Total investments - 98.3% ....................                        10,789,576
     Cash and other assets, less liabilities - 1.7%                           189,790
                                                                          -----------
     Total net assets - 100.0%
                                                                          $10,979,366
                                                                          ===========

For federal income tax purposes the identified cost of investments owned at December 31, 2002 was $13,130,306.

*Non-income producing security

(1) Deferred interest obligation currently zero under terms of initial offering.


                             See accompanying notes.

MANAGER'S COMMENTARY

SECURITY MUNICIPAL BOND FUND
FEBRUARY 15, 2003


[PHOTO OF ROBERT AMODEO]
Robert Amodeo
Portfolio Manager

SALOMON BROTHERS
        ASSET MANAGEMENT

Advisor, Salomon Brothers
Asset Management, Inc.


TO OUR SHAREHOLDERS:

We are pleased to provide this annual report to shareholders of Security Municipal Bond Fund for the year ended December 31, 2002. Tax-exempt bonds posted positive total returns during the year. The Fund recorded, for the year, a net return of 10.11% easily outpacing the average net return of 8.36% for the Lipper General Municipal Debt category.(1)

FUND COMPOSITION AND PERFORMANCE

At year-end, the Fund's long-term holdings consisted of 33 issues throughout 16 different states. The credit quality of the portfolio remains strong, with an average rating of AA. Sector weightings in the portfolio are well diversified, with the greatest emphasis in tax-backed obligations, healthcare and transportation securities.

Municipal bond prices rose steadily at the beginning of the year. However, positive gains evaporated almost completely toward the end of the first quarter as a shift in Federal Reserve monetary policy and stronger than expected economic data rattled the tax-exempt markets. This resulted in only modestly higher total returns for municipals for the quarter ending March 31, 2002. Market sentiment shifted when the Federal Reserve stated at the conclusion of its March 19th Federal Open Market Committee meeting that risks to the economy were now equally weighted between weaker growth and inflation. On the economic front, an already buoyant housing market saw further strength, while manufacturing and orders for durable goods showed a marked improvement.

During the second quarter, municipal bond prices rose as concerns regarding questionable corporate accounting practices hammered the stock market and affirmed investors desire to own tax-exempt securities. Demand for municipal bonds was impressive as a host of individual and institutional investors easily absorbed a record setting pace of supply. At mid-year, issuance stood 20% ahead of the prior years near record volume and it was expected to remain robust for the second half 2002. Much of the increase in new issue volume was attributable to state and local governments' sale of tobacco bonds. These bonds, which are secured by future payments from the tobacco industry, were sold with increased frequency in an effort to close many state's widening budget gaps.


The flight to quality trade out of stocks and into US Treasury bonds dominated market activity during the quarter ending September 30th, 2002. It was one of the most difficult quarters ever for equities and one of the best for intermediate government bonds. Investors rushed to buy Treasuries as the prospect of conflict in Iraq heightened and economic data released during the quarter pointed to an uneven domestic economic recovery. Furthermore, with hopes of a stock market rally dashed when the Federal Reserve left short-term interest unchanged at both its August and September Open Market Committee meetings, many investors felt they had little choice but to remain in the safest of fixed-income securities. Municipal bond prices advanced during the quarter but were unable to match the total returns achieved in Treasuries.

The seesaw price action between stocks and bonds continued during the fourth quarter. A larger-than-expected reduction in short-term interest rates by the Federal Reserve at its November 6th Open Market Committee meeting led the equity markets higher during the month while bond prices ended mixed. What surprised many market observers was that the Fed elected to lower the federal funds rate by 50 basis points, to 1.25%, instead of the consensus 25 basis points. It was the Fed's first change in short-term rates in almost a year. The fixed-income markets had an uneven reaction to the news as prices for corporate and high yield bonds improved, while Treasury and municipal bonds moved somewhat lower. Although municipal bond prices continued to pare some of their earlier gains, selling was contained. Stocks faltered and bonds rallied during the end of the year thus completing a difficult year for equities and a terrific one for most fixed-income securities. Price action between stocks and bonds diverged for most of 2002 as a dismal showing in the equity markets led many investors to the relative safety of Treasuries, agencies and municipal bonds. Bonds outperformed stocks for the third year in a row and for the first three-year time period since 1939-1941.

MANAGER'S COMMENTARY

SECURITY MUNICIPAL BOND FUND
FEBRUARY 15, 2003

2002 was a banner year for municipals as state and local governments combined to issue over $357 billion of debt to fund new projects and refinance outstanding bonds. Tax-exempt new issue volume exceeded last year's total by 25% and easily eclipsed the previous record of $292 billion established in 1993. Demand, despite historically low nominal yields, was equally impressive as mutual funds, property and casualty insurance companies, institutions and individual investors combined to easily absorb the supply.

OUTLOOK

Looking ahead to 2003, tax-exempt new issue supply is not expected to match this year's record number. Early estimates project total volume for the New Year to be between $275 billion and $300 billion. States and cities will continue to face challenges from declining revenues and increasing costs from healthcare, homeland security and education.

                               MUNICIPAL BOND FUND
                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 2002

CLASS A SHARES                  CLASS B SHARES
--------------                  --------------
1 Year              4.84%       1 Year              4.37%
5 Years             4.66%       5 Years             4.46%
10 Years            5.19%       Since Inception     3.93%
                                (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Additionally, market volatility shows no signs of abating with price action in the fixed-income markets likely to be driven by the direction of the equity markets. Nevertheless, we expect that tax-exempts will maintain their overall high credit quality and prove an attractive asset class.

We would like to thank our investors for their continued confidence in our investment management approach.

Sincerely,
Robert Amodeo
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of fund shares. Fee waivers and/or reimbursements reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

                             MUNICIPAL BOND FUND VS.
                      LEHMAN BROTHERS MUNICIPAL BOND INDEX
                                    12-31-02

                                  [LINE GRAPH]

                                                      Lehman
                                                     Brothers
                                                     Municipal
                                Municipal              Bond
                                Bond Fund             Index
                                ---------            --------
12/31/1992                     10,000                 10,000
12/31/1993                     10,701                 11,228
12/31/1994                      9,814                 10,652
12/31/1995                     11,333                 12,507
12/31/1996                     11,618                 13,060
12/31/1997                     12,578                 14,261
12/31/1998                     13,339                 15,185
12/31/1999                     12,880                 14,872
12/31/2000                     14,509                 16,611
12/31/2001                     15,059                 17,456
12/31/2002                     16,582                 19,131

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Municipal Bond Fund on December 31, 1992, and reflects deduction of the 4.75% sales load. On December 31, 2002, the value of your investment in the Fund's Class A shares (with dividends reinvested) would have grown to $16,582. By comparison, the same $10,000 investment would have grown to $19,131 based on the performance of the Lehman Brothers Municipal Bond Index.

The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2002

       SECURITY MUNICIPAL BOND FUND


                                             PRINCIPAL          MARKET
MUNICIPAL BONDS                               AMOUNT            VALUE
---------------                             ----------        ----------
CALIFORNIA - 6.4%
Los Angeles County, CA
     Metro Transit Authority,
     5.625% - 2018 ...................      $1,000,000      $1,038,750
ILLINOIS - 16.0%
Chicago, IL Board of Education,
     5.75% - 2027 ....................         250,000         271,353
Chicago, IL Midway Airport,
     5.625% - 2029 ...................         250,000         261,815
Cook County, IL, 5.625% - 2016 .......         275,000         309,730
Illinois Development Finance
     Authority, 5.25% - 2012 .........         220,000         247,680
Illinois Educational Facility,
     Northwestern University,
     5.50% - 2013 ....................         225,000         258,757
Winnebago County, IL
     School District No. 122,
     0.00% - 2014 (1) ................       2,000,000       1,233,780
                                                            ----------
                                                             2,583,115
INDIANA - 3.1%
Indiana Bond Bank, 5.00% - 2023 ......         500,000         509,060
KANSAS - 1.7%
Wyandotte County, Kansas City, KS
     Unified Government Utility
     System, 5.75% - 2024 ............         250,000         272,010
MARYLAND - 2.0%
Maryland State Health & Higher
     Education, Carroll County General
     Hospital, 6.00% - 2017 ..........         300,000         322,704
MASSACHUSETTS - 4.1%
Massachusetts State, 5.50% - 2015 ....         250,000         288,158
Massachusetts State Water Pollution
     Abatement Trust, 5.75% - 2029 ...         350,000         381,672
                                                            ----------
                                                               669,830
NEVADA - 6.8%
Clark County, NV School District,
     5.50% - 2016 ....................       1,000,000       1,105,170

NEW JERSEY - 6.8%
North Brunswick Township, NJ
     Board of Education,
     6.30% - 2013 ....................       1,000,000       1,099,230

NEW YORK - 21.8%
New York City Municipal
     Water Finance Authority,
     5.50% - 2023 ....................      $  250,000      $  261,242
New York City Transitional Finance
     Authority, 5.50% - 2017 .........         250,000         278,598
New York State Dorm Authority,
     5.50% - 2012 ....................         750,000         866,887
New York State Local Government
     Assistance Corporation,
     6.00% - 2016 ....................         205,000         225,521
New York State Mortgage Agency,
     6.125% - 2030 ...................         500,000         534,825
New York State Urban Development
     Corporation, 5.375% - 2025 ......         700,000         788,018
Triborough Bridge and Tunnel
     Authority, New York,
     5.50% - 2017 ....................         250,000         287,012
Triborough Bridge and Tunnel
     Authority, New York,
     5.50% - 2017 ....................         250,000         287,012
                                                            ----------
                                                             3,529,115
OHIO - 3.1%
Erie County, Ohio Hospital Facility,
     5.625% - 2032 ...................         500,000         504,140

OREGON - 1.7%
Umatilla County, Oregon Hospital
     Facility, 5.00% - 2008 ..........         250,000         272,120

PENNSYLVANIA - 3.3%
Philadelphia, PA School District,
     5.50% - 2031 ....................         500,000         530,415

PUERTO RICO - 2.7%
Puerto Rico Commonwealth,
     5.50% - 2013 ....................         380,000         442,483

TENNESSEE - 3.7%
Memphis-Shelby County, TN Airport
     Authority, 6.00% - 2024 .........         300,000         325,245
Tennessee Housing Development
     Agency, 6.35% - 2031 ............         250,000         266,838
                                                            ----------
                                                               592,083
TEXAS - 5.2%
Lower Colorado River Authority, Texas,
     6.00% - 2013 ....................         250,000         289,587
North Harris Montgomery Community
     College, 5.375% - 2016 ..........         500,000         551,290
                                                            ----------
                                                               840,877

                             See accompanying notes.

DECEMBER 31, 2002

  SECURITY MUNICIPAL BOND FUND (CONTINUED)

                                                         PRINCIPAL         MARKET
MUNICIPAL BONDS (CONTINUED)                               AMOUNT           VALUE
---------------------------                             -----------      -----------
WASHINGTON - 9.7%
Seattle, WA, 5.75% - 2028 ........................      $   250,000      $   272,575

Washington State, 5.50% - 2018 ...................          100,000          114,086
Washington State Public Power Supply
     System, Nuclear Project,
     6.30% - 2012 ................................        1,000,000        1,189,010
                                                                         -----------
                                                                           1,575,671
                                                                         -----------
     Total municipal bonds - 98.1% ...............                        15,886,773
     Cash and other assets, less liabilities -1.9%                           310,377
                                                                         -----------
     Total net assets - 100.0% ...................                       $16,197,150
                                                                         ===========

For federal income tax purposes the identified cost of investments owned at December 31, 2002 was $15,228,381.

(1)  Original issue discount bond under terms of initial offering.

                             See accompanying notes.

MANAGERS' COMMENTARY

SECURITY CASH FUND
FEBRUARY 15, 2003

[SECURITY FUNDS LOGO] ADVISOR, SECURITY
      MANAGEMENT COMPANY, LLC

TO OUR SHAREHOLDERS:

2002 marked the second consecutive year of difficult times for money market funds, although the Security Cash Fund still offered positive returns in a year when few equity offerings could make the same claim. The Fund returned .85% for the 12-month period ending on December 31, 2002. The Fund's Lipper peer group produced an average return of 1%.

FALLING INTEREST RATES A CHALLENGE FOR MONEY MARKET MANAGERS

In 2002, the Federal Reserve Bank's policy-making Open Market Committee lowered Fed Funds target interest rates one time in the amount of .50%. This follows a year when the Fed lowered these rates 11 times for a total of 4.75%. Declines of this magnitude generally make for lower returns of money market securities and, in turn, money market funds. This continued to be the case for the past 12 months.

CHARACTERISTICS OF PORTFOLIO ASSETS

By the end of 2002, we had extended the average maturity of the holdings in the Cash Fund to 64 days, which was 11 days longer than the benchmark. In an environment of declining interest rates, buying and holding longer-term securities allows the Fund to take advantage of higher rates for a longer period of time.

The majority of the Fund's assets continue to lie in Federal agency discount notes, due to general quality downgrades and credit deterioration of commercial paper. At the end of the year, about 77% of the Fund was made up of these less risky investments. The Fund holds about 16% in commercial paper investments, 2.6% in SBA issues, 2.3% in government securities and 1.4% in funding agreements.

OUTLOOK FOR 2003

We will continue to monitor economic and market conditions and adjust the mix of holdings and maturity structures in the portfolio to best take advantage of changing interest rate climates. Whatever the market conditions, the money market sector remains an important investment pool and should be considered by all investors as a part of any well-balanced portfolio.

Sincerely,

Fixed Income Team

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                    CASH FUND
                           AVERAGE ANNUAL TOTAL RETURN
                             AS OF DECEMBER 31, 2002

                            1 Year                0.85%
                            5 Years               3.74%
                           10 Years               3.88%

The performance data above represents past performance which is not predictive of future results. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2002

       SECURITY CASH FUND

                                             PRINCIPAL          MARKET
COMMERCIAL PAPER                              AMOUNT            VALUE
----------------                            ----------        ----------
BROKERAGE - 1.7%
Merrill Lynch & Company, Inc.,
     1.28%, 01-22-03 ..............         $ 1,200,000     $ 1,199,104
COMBINATION GAS & ELECTRIC - 1.6%
South Carolina Electric & Gas
     Company, 1.37%, 02-03-03 .....           1,100,000       1,098,618
NATURAL GAS - 1.1%
New Jersey Natural Gas Company,
     1.33%, 01-06-03 ..............             800,000         799,852
PHARMACEUTICALS - 2.0%
Schering Corporation:
     1.30% - 01-13-03  ............             220,000         219,905
     1.30%, 01-23-03 ..............           1,200,000       1,199,047
                                                             ----------
                                                              1,418,952
PUBLISHING - 2.3%
McGraw-Hill Companies, Inc.,
     1.29%, 02-27-03 ..............           1,600,000       1,596,732
RETAIL - DEPARTMENT STORES - 4.7%
May Department Stores Company,
     1.70%, 01-21-03 ................         3,250,000       3,246,910
TOBACCO - 2.9%
Philip Morris Company, Inc.:
     1.28%, 01-08-03  .............             590,000         589,853
     1.30%, 01-31-03 ..............           1,400,000       1,398,483
                                                             ----------
                                                              1,988,336
                                                             ----------
     Total commercial paper - 16.3%                          11,348,504

U.S. GOVERNMENT & AGENCIES

FEDERAL HOME LOAN BANK 16.0%:
1.25%, 01-29-03 ...........................   1,200,000       1,198,833
1.26%, 01-22-03 ...........................     750,000         749,449
1.26%, 02-21-03 ...........................   2,100,000       2,096,251
1.26%, 02-26-03 ...........................   1,800,000       1,796,472
1.26%, 03-05-03 ...........................   1,500,000       1,496,692
1.28%, 05-15-03 ...........................   3,800,000       3,781,895
                                                             ----------
                                                             11,119,592

FEDERAL HOME LOAN MORTGAGE COMPANY - 21.9%:
1.65%, 01-02-03 ............................  4,700,000       4,699,780
1.22%, 01-07-03 ............................  2,100,000       2,099,573
1.67%, 01-16-03 ............................  1,500,000       1,498,956
1.42%, 01-30-03 ............................  1,700,000       1,698,055
1.42%, 02-06-03 ............................  1,700,000       1,697,586
1.27%, 02-12-03 ............................  2,500,000       2,496,296
1.42%, 12-04-03 ............................  1,100,000       1,085,378
                                                             ----------
                                                             15,275,624

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 39.1%:
1.63%, 01-08-03 .............................. $4,600,000    $4,598,510
1.69%, 01-15-03 ..............................  2,500,000     2,498,357
1.23%, 01-31-03 ..............................  3,000,000     2,996,925
1.27%, 02-05-03 ..............................  2,600,000     2,596,790
1.25%, 03-10-03 ..............................  1,800,000     1,795,750
1.28%, 03-19-03 ..............................  1,100,000     1,096,988
1.26%, 03-20-03 ..............................  2,200,000     2,193,994
1.26%, 03-26-03 ..............................  2,200,000     2,193,532
1.27%, 05-01-03 ..............................  1,300,000     1,294,497
1.28%, 05-14-03 ..............................    622,000       619,059
1.29%, 05-30-03 ..............................  1,300,000     1,293,059
1.33%, 10-17-03 ..............................  1,500,000     1,483,984
1.40%, 11-14-03 ..............................  2,600,000     2,567,948
                                                             ----------
                                                             27,229,393

STUDENT LOAN MORTGAGE ASSOCIATION - 2.3%:
1.92%, 01-25-07(1) .............................    187,132    186,752
1.92%, 04-25-08(1) .............................    220,673    220,673
1.92%, 07-25-08(1) .............................    712,251    712,251
1.96%, 10-25-10(1) .............................    500,000    501,646
                                                             ---------
                                                             1,621,322

SMALL BUSINESS ASSOCIATION POOLS - 2.6%:
#502163, 2.50%, 07-25-17(1) ....................    932,381    941,180
#502398, 2.37%, 09-25-18(1) ....................     57,804     58,021
#503152, 2.37%, 11-25-20(1) ....................    288,506    288,507
#503265, 1.75%, 01-25-21(1) ....................    220,932    220,380
#503303, 2.25%, 04-25-21(1) ....................    156,037    156,135
#503295, 2.25%, 04-25-21(1) ....................    174,040    174,148
                                                             ---------
                                                             1,838,371
                                                             ---------
Total U.S. government & agencies - 81.9% .....              57,084,302

MISCELLANEOUS ASSETS

FUNDING AGREEMENTS - 1.4%
United of Omaha Life Insurance
   Company, 1.48%, 01-21-05(1) ..............   1,000,000    1,000,000

REPURCHASE AGREEMENT - 0.4%
United Missouri Bank,
   0.87%, 01-02-03 ( Collateralized
   by FNMA, 01-17-03
   with a value of $248,854) ................     243,000      243,000
                                                           -----------
   Total miscellaneous assets - 1.8% ........                1,243,000
                                                           -----------
   Total investments - 100.0% ...............               69,675,806
   Cash & other assets, less
     liabilities - 0.0%                                          3,658
                                                           -----------
   Total net assets - 100.0% ................              $69,679,464
                                                           ===========

The identified cost of investments owned at December 31, 2002 was same for federal income tax and financial statement purposes.

(1) Variable rate security. Rate indicated is rate effective at December 31, 2002.

                            See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2002

                                                                             SECURITY INCOME FUND
                                                                        ------------------------------

                                                      SECURITY          DIVERSIFIED          HIGH            SECURITY
                                                    MUNICIPAL BOND        INCOME            YIELD              CASH
                                                        FUND               FUND              FUND              FUND
ASSETS
Investments, at value(1) .................         $ 15,886,773         $ 93,028,849      $ 10,789,576     $ 69,675,806
Cash .....................................                   --               11,137               380           56,112
Receivables:
   Fund shares sold ......................                1,457               60,759               516               --
   Securities sold .......................              400,368                   --                --            7,656
   Dividends .............................                   --                   --             2,658               --
   Interest ..............................              260,400            1,052,624           226,550           14,835
   Security Management Company ...........                8,977                5,886                --           12,589
Prepaid expense ..........................               15,329               18,363            13,153           17,534
                                                   ------------         ------------      ------------     ------------
   Total assets ..........................         $ 16,573,304         $ 94,177,618      $ 11,032,833     $ 69,784,532
                                                   ------------         ------------      ------------     ------------
LIABILITIES:
Payable for:
   Cash overdraft ........................         $    323,894         $         --      $         --     $        - -
   Fund shares redeemed ..................                   --              199,564                 3               --
   Dividends payable to shareholders .....                   --                   --                --           27,990
   Management fees .......................                6,948               27,795             5,535           29,293
   Custodian fees ........................                  139                  565               500              593
   Transfer and administration fees ......                2,262               24,089             2,081           26,718
   Professional fees .....................                4,000                5,200             4,000            4,001
   12B-1distribution plan fees ...........               28,371              152,849            39,628               --
   Miscellaneous fees ....................               10,540               12,168             1,720           16,473
                                                   ------------         ------------      ------------     ------------
     Total liabilities ...................              376,154              422,230            53,467          105,068
                                                   ------------         ------------      ------------     ------------
NET ASSETS ...............................         $ 16,197,150         $ 93,755,388      $ 10,979,366     $ 69,679,464
                                                   ============         ============      ============     ============

NET ASSETS CONSIST OF:
Paid in capital ..........................         $ 15,538,758         $ 97,048,780        14,852,424    $  69,679,464
Accumulated undistributed
   net investment income (loss) ..........               24,832             (165,513)            6,572               --
Accumulated undistributed
   net realized loss on sale of
   investments ...........................            (685,411)           (8,393,584)       (1,524,756)             --
Net unrealized appreciation (depreciation)
   in value of investments ...............            1,318,971            5,265,705        (2,354,874)              --
                                                   ------------         ------------      ------------     ------------
Total net assets .........................         $ 16,197,150         $ 93,755,388      $ 10,979,366     $ 69,679,464
                                                   ============         ============      ============     ============

CLASS "A" SHARES
   Capital shares outstanding ............            1,374,511           13,987,165           563,914       69,679,464
   Net assets ............................         $ 14,566,682         $ 68,489,232        $6,009,316      $69,679,464
                                                   ------------         ------------      ------------     ------------
   Net asset value per share .............         $      10.60         $       4.90      $      10.66     $       1.00
                                                   ============         ============      ============     ============
   Offering price per share
    (net asset value divided by 95.25%) ..         $      11.13         $       5.14      $      11.19               --
                                                   ============         ============      ============     ============

CLASS "B" SHARES
Capital shares outstanding ...............              153,586            4,176,809           418,573               --
Net assets ...............................         $  1,630,468         $ 20,364,703      $  4,449,610               --
                                                   ------------         ------------      ------------     ------------
Net asset value per share ................         $      10.62         $       4.88      $      10.63               --
                                                   ============         ============      ============     ============
CLASS "C" SHARES
Capital shares outstanding ...............                   --            1,006,577            48,776               --
Net assets ...............................                   --         $  4,901,453      $    520,440               --
                                                   ------------         ------------      ------------     ------------
Net asset value per share ................                   --         $       4.87      $      10.67               --
                                                   ============         ============      ============     ============



(1) Investments at cost ..................          $14,567,802          $87,763,144       $13,144,450      $69,675,806


                            See accompanying notes.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2002

                                                                             SECURITY INCOME FUND
                                                                        ------------------------------

                                                            SECURITY        DIVERSIFIED        HIGH        SECURITY
                                                          MUNICIPAL BOND       INCOME         YIELD          CASH
                                                             FUND               FUND           FUND          FUND
                                                           -----------      -----------     -----------    -----------
INVESTMENT INCOME:
  Dividends ..........................................     $        --      $       --      $    22,117    $       --
  Interest ...........................................         881,788        5,100,811         917,493      1,207,583
                                                           -----------      -----------     -----------    -----------
        Total investment income ......................         881,788        5,100,811         939,610      1,207,583
EXPENSES:
  Management fees ....................................          84,142          301,267          63,314        327,577
  Custodian fees .....................................           1,498            6,502           5,072          6,949
  Transfer/maintenance fees ..........................           9,616          207,819          12,932        251,036
  Administration fees ................................          15,146           77,471           9,497         29,483
  Directors' fees ....................................          17,692            2,513             300         17,699
  Professional fees ..................................           7,731            9,619           6,546          7,374
  Reports to shareholders ............................           2,774           15,009           1,586         12,316
  Registration fees ..................................          27,782           43,159          31,213         45,589
  Other expenses .....................................           4,270            3,228            (221)         5,916
  12b-1 distribution plan fees - Class A .............          37,713          162,166          14,519             --
  12b-1 distribution plan fees - Class B .............          17,432          174,548          42,868             --
  12b-1 distribution plan fees - Class C .............              --           37,556           4,579             --
                                                           -----------      -----------     -----------    -----------
        Total expenses ...............................         225,796        1,040,857         192,205        703,939
         Less:    Reimbursement of expenses - Class A          (39,890)         (49,547)             --        (48,784)
                  Reimbursement of expenses - Class B           (4,584)         (13,518)             --             --
                  Reimbursement of expenses - Class C               --           (2,818)             --             --
                                                           -----------      -----------     -----------    -----------
  Net expenses .......................................         181,322          974,974         192,205        655,155
                                                           -----------      -----------     -----------    -----------
         Net investment income .......................         700,466        4,125,837         747,405        552,428
  NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) during the period on
      investments ....................................         197,710         (250,291)       (391,521)            --
  Net change in unrealized appreciation (depreciation)
      during the period on investments ...............         661,383        3,601,677        (581,605)            --
                                                           -----------      -----------     -----------    -----------
  Net gain (loss) ....................................         859,093        3,351,386        (973,126)            --
                                                           -----------      -----------     -----------    -----------
  Net increase (decrease) in net assets
      resulting from operations ......................     $ 1,559,559      $ 7,477,223     $  (225,721)   $   552,428
                                                           ===========      ===========     ===========    ===========


                            See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED
DECEMBER 31, 2002

                                                                                  SECURITY INCOME FUND
                                                                              ------------------------------

                                                         SECURITY           DIVERSIFIED             HIGH               SECURITY
                                                       MUNICIPAL BOND         INCOME                YIELD                CASH
                                                           FUND                FUND                 FUND                 FUND
                                                       ------------         ------------         ------------         ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income .........................        $    700,466         $  4,125,837         $    747,405         $    552,428
Net realized gain (loss)
   during the period on investments ...........             197,710             (250,291)            (391,521)                  --
Net change in unrealized appreciation
   (depreciation) during the period ...........             661,383            3,601,677             (581,605)                  --
                                                       ------------         ------------         ------------         ------------
Net increase (decrease) in net assets
   resulting from operations ..................           1,559,559            7,477,223             (225,721)             552,428

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A ....................................            (621,432)          (3,347,304)            (438,456)            (552,428)
   Class B ....................................             (58,682)            (781,277)            (289,368)                  --
   Class C ....................................                  --             (170,715)             (31,132)                  --
Net realized gain
   Class A ....................................            (173,587)                  --                   --                   --
   Class B ....................................             (18,662)                  --                   --                   --
   Class C ....................................                  --                   --                   --                   --
                                                       ------------         ------------         ------------         ------------
   Total distributions to shareholders ........            (872,363)          (4,299,296)            (758,956)            (552,428)
NET INCREASE (DECREASE) FROM CAPITAL
 SHARE TRANSACTIONS (NOTE 5) ..................          (1,927,877)          15,939,016            1,445,733            2,041,757
                                                       ------------         ------------         ------------         ------------
   Total increase (decrease) in net assets ....          (1,240,681)          19,116,943              461,056            2,041,757

NET ASSETS:
Beginning of period ...........................          17,437,831           74,638,445           10,518,310           67,637,707
                                                       ------------         ------------         ------------         ------------
End of period .................................        $ 16,197,150         $ 93,755,388         $ 10,979,366         $ 69,679,464
                                                       ============         ============         ============         ============
Accumulated undistributed
  net investment income (loss) at end of period        $     24,832         ($   165,513)        $      6,572                   --
                                                       ============         ============         ============         ============

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED
DECEMBER 31, 2001

                                                                                  SECURITY INCOME FUND
                                                                              ------------------------------
                                                         SECURITY           DIVERSIFIED              HIGH               SECURITY
                                                       MUNICIPAL BOND         INCOME                 YIELD                CASH
                                                            FUND                FUND                 FUND                 FUND
                                                       ------------         ------------         ------------         ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
Net investment income ..........................        $    785,843         $  4,101,408         $    922,138         $  1,855,486
Net realized gain (loss) during the period
  on investments ...............................             162,247              413,129             (764,177)                  --
Net change in unrealized appreciation
  (depreciation) during the period .............            (240,073)             437,382              296,568                   --
                                                        ------------         ------------         ------------         ------------
Net increase in net assets resulting from ......             708,017            4,951,919              454,529            1,855,486
operations .....................................

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ....................................            (728,627)          (3,363,703)            (562,163)          (1,855,486)
    Class B ....................................             (56,286)            (688,413)            (334,878)                  --
    Class C ....................................                  --              (52,012)             (13,736)                  --
                                                        ------------         ------------         ------------         ------------
     Total distributions to shareholders .......            (784,913)          (4,104,128)            (910,777)          (1,855,486)

NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 5) ..................            (769,014)          (3,793,763)             398,502            5,165,775
                                                        ------------         ------------         ------------         ------------
     Total increase (decrease) in net assets....            (845,910)          (2,945,972)             (57,746)           5,165,775

NET ASSETS:
Beginning of period ............................          18,283,741           77,584,417           10,576,056           62,471,932
                                                        ------------         ------------         ------------         ------------
End of period ..................................        $ 17,437,831         $ 74,638,445         $ 10,518,310         $ 67,637,707
                                                        ============         ============         ============         ============
Accumulated undistributed net investment
  income at end of period ......................        $      4,281         $     28,861         $      9,419                   --
                                                        ============         ============         ============         ============

                            See accompanying notes.

FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period

SECURITY MUNICIPAL BOND FUND (CLASS A)

                                                                      FISCAL YEARS ENDED DECEMBER 31
                                                                      ------------------------------
                                                2002(B)(C)      2001(B)(C)      2000(B)(C)   1999(B)(C)(D)  1998(B)(C)(D)
                                                ----------      ----------      ----------   -------------  -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...        $    10.15     $    10.20     $     9.48     $    10.24      $    10.08
INCOME FROM INVESTMENT
 OPERATIONS:
Net Investment Income .................              0.45           0.43           0.45           0.42            0.43
Net Gain (Loss) on Securities
  (realized and unrealized) ...........              0.55          (0.05)          0.72          (0.76)           0.17
                                               ----------     ----------     ----------     ----------      ----------
Total from Investment Operations ......              1.00           0.38           1.17          (0.34)           0.60
LESS DISTRIBUTIONS:
Dividends (from Net Investment
  Income) .............................             (0.43)         (0.43)         (0.45)         (0.42)          (0.44)
Distributions (from Realized Gains) ...             (0.12)            --             --             --              --
                                               ----------     ----------     ----------     ----------      ----------
  Total Distributions  ..........                   (0.55)         (0.43)         (0.45)         (0.42)          (0.44)
                                               ----------     ----------     ----------     ----------      ----------
NET ASSET VALUE END OF PERIOD .........        $    10.60     $    10.15     $    10.20     $     9.48      $    10.24
                                               ==========     ==========     ==========     ==========      ==========
TOTAL RETURN (A) ......................             10.1%            3.8%          12.7%          (3.5%)          6.1%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..        $   14,567     $   15,672     $   16,679     $   17,630      $   19,012
Ratio of Expenses to Average Net Assets              1.00%          0.99%          1.00%          1.01%           0.82%
Ratio of Net Investment Income
  to Average Net Assets ...............              4.09%          4.20%          4.60%          4.19%           4.23%
Portfolio Turnover Rate ...............                50%            54%            52%           108%             94%

SECURITY MUNICIPAL BOND FUND (CLASS B)

                                                                      FISCAL YEARS ENDED DECEMBER 31
                                                                      ------------------------------
                                               2002(B)(C)      2001(B)(C)    2000(B)(C)   1999(B)(C)(D)   1998(B)(C)(D)
                                               ----------      ----------    ----------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...        $   10.16      $   10.22     $    9.50      $   10.26       $   10.08
INCOME FROM INVESTMENT
OPERATIONS:
Net Investment Income .................             0.36           0.35          0.38           0.34            0.31
Net Gain (Loss) on Securities
  (realized and unrealized) ...........             0.57          (0.05)         0.71          (0.76)           0.17
                                               ---------      ---------     ---------      ---------       ---------
Total from Investment Operations ......             0.93           0.30          1.09          (0.42)           0.48
LESS DISTRIBUTIONS:
Dividends (from Net Investment
  Income) .............................            (0.35)         (0.36)        (0.37)         (0.34)          (0.30)
Distributions (from Realized Gains) ...            (0.12)            --            --             --              --
                                               ---------      ---------     ---------      ---------       ---------
  Total Distributions .................            (0.47)         (0.36)        (0.37)         (0.34)          (0.30)
                                               ---------      ---------     ---------      ---------       ---------
NET ASSET VALUE END OF PERIOD .........        $   10.62      $   10.16     $   10.22      $    9.50       $   10.26
                                               =========      =========     =========      =========       =========
TOTAL RETURN (A)                                    9.4%            2.9%         11.8%          (4.2%)          4.8%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..        $   1,630      $   1,766     $   1,605      $   1,661       $   1,367
Ratio of Expenses to Average Net Assets             1.75%          1.74%         1.75%          1.76%           2.01%
Ratio of Net Investment Income
  to Average Net Assets ...............             3.34%          3.45%         3.85%          3.45%           3.04%
Portfolio Turnover Rate ...............               50%            54%           52%           108%             94%

                            See accompanying notes.

FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period

DIVERSIFIED INCOME FUND (CLASS A)


                                                                      FISCAL YEARS ENDED DECEMBER 31
                                                                      ------------------------------
                                               2002(B)(C)      2001(B)(C)(H)   2000(B)(C)(E)  1999(B)(C)(G)   1998(B)(C)(G)
                                               ----------      ------------    -------------  -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...        $   4.73        $   4.66        $    4.52         $   4.96        $   4.81
INCOME FROM INVESTMENT
   OPERATIONS:
Net Investment Income .................            0.24            0.26             0.28             0.26            0.27
Net Gain (Loss) on Securities
  (realized & unrealized) .............            0.18            0.07             0.14            (0.44)           0.16
                                               --------        --------        ---------         --------        --------
Total from Investment Operations ......            0.42            0.33             0.42            (0.18)           0.43
LESS DISTRIBUTIONS:
Dividends (from Net Investment
  Income) .............................           (0.25)          (0.26)           (0.28)           (0.26)          (0.28)
Distributions (from Capital Gains) ....              --              --               --               --              --
                                               --------        --------        ---------         --------        --------
  Total Distributions ................            (0.25)          (0.26)           (0.28)           (0.26)         (0.28)
                                               --------        --------        ---------         --------        --------
NET ASSET VALUE END OF PERIOD .........        $   4.90        $   4.73        $    4.66         $   4.52        $   4.96
                                               ========        ========        =========         ========        ========
TOTAL RETURN (A) .................                  9.0%            7.3%             9.7%            (3.6%)           9.1%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..        $ 68,489        $ 59,168        $  63,293         $ 12,723        $ 12,664
Ratio of Expenses to Average Net Assets            0.95%           0.95%            0.96%            0.87%           0.93%
Ratio of Net Investment Income
  to Average Net Assets ...............            4.98%           5.57%            6.18%            5.58%           5.62%
Portfolio Turnover Rate ...............              33%             38%              71%              65%             78%


DIVERSIFIED INCOME FUND (CLASS B)

                                                                       FISCAL YEARS ENDED DECEMBER 31
                                                                       ------------------------------
                                               2002(B)(C)      2001(B)(C)(D)(H)    2000(B)(C)(E)  1999(B)(C)(G)   1998(B)(C)(G)
                                               ----------      ----------------    -------------  -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...        $     4.71      $     4.65        $     4.51       $     4.95      $     4.80
INCOME FROM INVESTMENT
   OPERATIONS:
Net Investment Income .................              0.20            0.22              0.23             0.22            0.22
Net Gain (Loss) on Securities
  (realized & unrealized) .............              0.18            0.07              0.16            (0.44)           0.16
                                               ----------      ----------        ----------       ----------      ----------
Total from Investment Operations ......              0.38            0.29              0.39            (0.22)           0.38
LESS DISTRIBUTIONS:
Dividends (from Net Investment
   Income) ............................             (0.21)          (0.23)            (0.25)           (0.22)          (0.23)
Distributions (from Capital Gains) ....                --              --                --               --              --
                                               ----------      ----------        ----------       ----------      ----------
   Total Distributions ................             (0.21)          (0.23)            (0.25)           (0.22)          (0.23)
                                               ----------      ----------        ----------       ----------      ----------
NET ASSET VALUE END OF PERIOD .........        $     4.88      $     4.71        $     4.65       $     4.51      $     4.95
                                               ==========      ==========        ==========       ==========      ==========

TOTAL RETURN (A) ......................               8.3%            6.4%              8.9%            (4.6%)           8.0%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..        $   20,365      $   13,685        $   13,850       $    2,356      $    3,668
Ratio of Expenses to Average Net Assets              1.70%           1.70%             1.71%            1.85%           1.85%
Ratio of Net Investment Income to
   Average Net Assets .................              4.22%           4.83%             5.40%            4.55%           4.66%
Portfolio Turnover Rate ...............                33%             38%               71%              65%             78%


                            See accompanying notes.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DIVERSIFIED INCOME FUND (CLASS C)

                                                          FISCAL YEAR ENDED DECEMBER 31
                                                          -----------------------------
                                              2002(B)(C)(I)        2001(B)(C)(H)        2000(B)(C)(F)
                                              -------------        -------------        -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...        $    4.70          $    4.65               $    4.42
INCOME FROM INVESTMENT
    OPERATIONS:
Net Investment Income .................             0.19               0.21                    0.21
Net Gain (Loss) on Securities
       (realized & unrealized) ........             0.19               0.08                    0.19
                                               ---------          ---------               ---------
Total from Investment Operations ......             0.38               0.29                    0.40
LESS DISTRIBUTIONS:
Dividends (from Net Investment
    Income) ...........................            (0.21)             (0.24)                  (0.17)
Distributions (from Capital Gains) ....               --                 --                      --
                                               ---------          ---------               ---------
    Total Distributions ...............            (0.21)             (0.24)                  (0.17)
                                               ---------          ---------               ---------
Net Asset Value End of Period .........        $    4.87          $    4.70               $    4.65
                                               =========          =========               =========
TOTAL RETURN (A) ......................              8.3%               6.3%                    7.9%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..        $   4,901          $   1,760               $     442
Ratio of Expenses to Average Net Assets             1.70%              1.69%                   1.67%
Ratio of Net Investment Income
     to Average Net Assets ............             4.18%              4.84%                   5.32%
Portfolio Turnover Rate ...............               33%                38%                     40%

                            See accompanying notes.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

HIGH YIELD FUND (CLASS A)

                                                                       FISCAL YEARS ENDED DECEMBER 31
                                            ------------------------------------------------------------------------------------
                                             2002(C)        2001(B)(C)(H)       2000(B)(C)         1999(B)(C)         1998(B)(C)
                                            ---------       -------------       ----------         ----------         ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...     $   11.68         $   12.14         $   13.65          $   15.05          $   15.71
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .................          0.81              1.06              1.10               1.25               1.22
Net Gain (Loss) on Securities
  (realized & unrealized) .............         (1.00)            (0.47)            (1.50)             (1.32)             (0.47)
                                            ---------         ---------         ---------          ---------          ---------
Total from Investment Operations ......         (0.19)             0.59             (0.40)             (0.07)              0.75
LESS DISTRIBUTIONS:
Dividends (from Net Investment
  Income) .............................         (0.83)            (1.05)            (1.11)             (1.18)             (1.22)
Distributions (from Realized Gains) ...            --                --                --              (0.15)             (0.19)
                                            ---------         ---------         ---------          ---------          ---------
  Total Distributions .................         (0.83)            (1.05)            (1.11)             (1.33)             (1.41)
                                            ---------         ---------         ---------          ---------          ---------
NET ASSET VALUE END OF PERIOD .........     $   10.66         $   11.68         $   12.14          $   13.65          $   15.05
                                            =========         =========         =========          =========          =========
TOTAL RETURN (A) ......................          (1.7%)             4.9%             (3.0%)             (0.5%)              5.0%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..     $   6,009         $   5,919         $   6,612          $   6,328          $   5,781
Ratio of Expenses to Average Net Assets          1.48%             1.09%             0.79%              0.72%              0.76%
Ratio of Net Investment Income
  to Average Net Assets ...............          7.31%             8.80%             8.62%              8.17%              7.96%
Portfolio Turnover Rate ...............            80%               65%               28%                36%               103%

HIGH YIELD FUND (CLASS B)

                                                                          FISCAL YEARS ENDED DECEMBER 31
                                            ------------------------------------------------------------------------------------
                                             2002(C)        2001(B)(C)(H)        2000(B)(C)         1999(B)(C)        1998(B)(C)
                                            ---------       -------------        ----------         ----------        ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...     $   11.65         $   12.11          $   13.62          $   15.02         $   15.68
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .................          0.73              0.96               1.00               1.06              1.10
Net Gain (Loss) on Securities
  (realized & unrealized) .............         (1.01)            (0.47)             (1.50)             (1.25)            (0.47)
                                            ---------         ---------          ---------          ---------         ---------
Total from Investment Operations ......         (0.28)             0.49              (0.50)             (0.19)             0.63
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)          (0.74)            (0.95)             (1.01)             (1.06)            (1.10)
Distributions (from Realized Gains) ...            --                --                 --              (0.15)            (0.19)
                                            ---------         ---------          ---------          ---------         ---------
  Total Distributions .................         (0.74)            (0.95)             (1.01)             (1.21)            (1.29)
                                            ---------         ---------          ---------          ---------         ---------
NET ASSET VALUE END OF PERIOD .........     $   10.63         $   11.65          $   12.11          $   13.62         $   15.02
                                            =========         =========          =========          =========         =========

TOTAL RETURN (A) ......................          (2.4%)             4.1%              (3.8%)             (1.3%)             4.2%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..     $   4,450         $   4,231          $   3,914          $   4,469         $   4,236
Ratio of Expenses to Average Net Assets          2.23%             1.90%              1.51%              1.53%             1.53%
Ratio of Net Investment Income
  to Average Net Assets ...............          6.56%             7.98%              7.77%              7.35%             7.17%
Portfolio Turnover Rate ...............            80%               65%                28%                36%              103%

                             See accompanying notes.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

HIGH YIELD FUND (CLASS C)

                                                        FISCAL YEARS ENDED DECEMBER 31
                                            ---------------------------------------------------------
                                             2002(C)             2001(B)(C)(H)          2000(B)(C)(F)
                                            ---------            -------------          -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...     $  11.69               $  12.16               $  12.90
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .................         0.73                   0.81                   0.62
Net Gain (Loss) on Securities
  (realized & unrealized) .............        (1.01)                 (0.33)                 (0.69)
                                            --------               --------               --------
Total from Investment Operations ......        (0.28)                  0.48                  (0.07)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)         (0.74)                 (0.95)                 (0.67)
Distributions (from Capital Gains) ....           --                     --                     --
                                            --------               --------               --------
Total Distributions ...................        (0.74)                 (0.95)                 (0.67)
                                            --------               --------               --------
NET ASSET VALUE END OF PERIOD .........     $  10.67               $  11.69               $  12.16
                                            ========               ========               ========

TOTAL RETURN (A) ......................         (2.4%)                  4.0%                  (1.2%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..     $    520               $    368               $     50
Ratio of Expenses to Average Net Assets         2.24%                  2.11%                  1.58%
Ratio of Net Investment Income
  to Average Net Assets ...............         6.60%                  7.60%                  8.05%
Portfolio Turnover Rate ...............           80%                    65%                    39%

                             See accompanying notes.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY CASH FUND

                                                                   FISCAL YEARS ENDED DECEMBER 31
                                            -----------------------------------------------------------------------------
                                             2002(B)(C)      2001(B)(C)        2000(C)         1999(C)       1998(C)(D)
                                            -------------  --------------  --------------  --------------  --------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...     $       1.00   $        1.00   $        1.00   $        1.00   $        1.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .................             0.01            0.03            0.05            0.04            0.05
Net Gain (Loss) on Securities
 (realized & unrealized) ..............            --              --              --              --              --
                                            ------------   -------------   -------------   -------------   -------------
Total from Investment Operations ......             0.01            0.03            0.05            0.04            0.05
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)             (0.01)          (0.03)          (0.05)          (0.04)          (0.05)
Distributions (from Realized Gains) ...            --              --              --              --              --
                                            ------------   -------------   -------------   -------------   -------------
  Total Distributions .................            (0.01)          (0.03)          (0.05)          (0.04)          (0.05)
                                            ------------   -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD .........     $       1.00   $        1.00   $        1.00   $        1.00   $        1.00
                                            ============   =============   =============   =============   =============
Total Return (a) ......................              0.9%            3.2%            5.6%            4.4%            4.7%
Ratios/Supplemental Data
Net Assets End of Period (thousands) ..     $     69,679   $      67,638   $      62,472   $      53,137   $      61,828
Ratio of Expenses to Average Net Assets             1.00%           1.00%           0.98%           0.86%           0.89%
Ratio of Net Investment Income
  to Average Net Assets ...............             0.84%           3.08%           5.48%           4.30%           4.60%

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charges paid at time of redemption.

(b) Fund expenses were reduced by reimbursement from the Investment Manager. Expense ratios absent such reimbursements would have been as follows:

                                     2002      2001     2000      1999     1998
                                     ----      ----     ----      ----     ----
Municipal Bond Fund       Class A    1.26%     1.17%    1.16%     1.14%    0.82%
                          Class B    2.01%     1.93%    1.96%     2.19%    2.18%
Diversified Income Fund   Class A    1.02%     1.04%    1.19%     1.37%    1.43%
                          Class B    1.77%     1.79%    2.02%     2.36%    3.03%
                          Class C    1.77%     1.79%    1.84%       --       --
High Yield Fund           Class A      --      1.42%    1.39%     1.32%    1.36%
                          Class B      --      2.21%    1.84%     2.13%    2.13%
                          Class C      --      2.25%    2.02%       --       --
Cash Fund                            1.07%     1.01%      --        --       --

(c) Net investment income was computed using the average month-end shares outstanding throughout the period.

(d) Expense ratios, including reimbursements, were calculated without the reduction for custodian fees earning credits. Expense ratios with such reductions would have been as follows:

                                     2002      2001     2000      1999     1998
                                     ----      ----     ----      ----     ----
Municipal Bond Fund       Class A     --         --     --        1.00%    0.82%
                          Class B     --         --     --        1.75%    2.00%
Diversified Income Fund   Class B     --       1.70%    --          --       --
Cash Fund                             --         --     --          --     0.89%

(e) Portfolio turnover calculation excludes the portfolio investments in the Limited Maturity Series and Corporate Bond Series prior to merger.

(f) Class C shares were initially offered for sale on May 1, 2000 for Security High Yield Fund and Diversified Income Fund. Percentage amounts for the period, except for total return, have been annualized.

(g) The financial highlights for the Diversified Income Fund as set forth herein exclude the historical financial highlights of the Corporate Bond Fund and Limited Maturity Bond Series Class A and B shares. The assets of the Corporate Bond Series and Limited Maturity Bond Series were acquired by the Diversified Income Fund on April 30, 2000.

(h) As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the period ended December 31, 2001, was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent and increase the ratio of net investment income to average net assets from 0.01% to 0.18%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(i) The financial highlights for the Class C shares exclude the historical financial highlights of the Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

1.    SIGNIFICANT ACCOUNTING POLICIES

      Security Income Fund, Security Municipal Bond Fund and Security Cash Fund (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Income Fund are currently issued in multiple series, with each series, in effect, representing a separate fund. The Security Income Fund and Security Municipal Bond Fund offer different classes and, therefore, are required to account for each class separately and to allocate general expenses to each class based on the net asset value of each series. Class A shares are sold with a sales charge at the time of purchase. Class A shares generally are not subject to a sales charge when they are redeemed, except that purchases of Class A shares of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. Class B and Class C shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within five years of acquisition for Class B and within one year of acquisition for Class C incur a contingent deferred sales charge. The Security Income Fund began offering an additional class of shares ("S" shares) to the public on February 1, 2001. Effective June 3, 2002, shareholders in Class S Shares were merged into Class C Shares. The shares were offered without a front-end sales charge but incurred additional class specific expenses. Redemption of the shares within seven years of acquisition incurred a contingent deferred sales charge.

      The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

      A. SECURITY VALUATION - Valuations of Security Income and Security Municipal Bond Funds' securities are supplied by pricing services approved by the Board of Directors. The Funds' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service. Securities listed or traded on a recognized securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Funds' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service. This method is deemed to approximate market value.

      Security Cash Fund, by approval of the Board of Directors, utilizes the amortized cost method for valuing portfolio securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premium or accretion of discount, which approximates market value.

      B. REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

      C. OPTIONS - Diversified Income Fund and the High Yield Fund may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer of the obligation to sell or purchase) a security at a specified price, until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Funds and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.

      The premium received for a written option is recorded as an asset, with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

      D. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including the amortization of premiums and accretion of discounts on debt securities. Each class of shares participates in investment income, fund-level expenses and realized and unrealized gains and losses based on the total net asset value of its shares in proportion to the total net assets of the fund.

      E. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

      F. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

      G. EARNINGS CREDITS - Under the fee schedule with the custodian, the Funds can earn credits based on overnight custody cash balances. These credits can be utilized to reduce related custodial expenses. During the current year, there were no custodian credits earned to reduce the related custodian expenses.

      H. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the finan-

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

cial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      Management fees are payable to Security Management Company, LLC (SMC) under investment advisory contracts at an annual rate of .50% of the average daily net assets of Security Municipal Bond Fund and Security Cash Fund; .35% of the average daily net assets for Diversified Income Fund and .60% of the average daily net assets of the High Yield Fund. SMC pays Salomon Brothers Asset Management, Inc. an annual fee equal to .22% of the average daily net assets of Security Municipal Bond Fund for management services provided to the fund. The investment advisory contract for Security Income Fund provides that the total annual expenses of each series of the fund (including management fees and custodian fees net of earnings credits, but excluding interest, taxes, brokerage commissions, extraordinary expenses and distribution fees paid under the Class B and Class C distribution plans) will not exceed the level of expenses which Security Income Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are qualified for sale. For the period ended December 31, 2002, SMC agreed to limit the total expenses of Diversified Income Fund to an annual rate of .95% of the average daily net asset value of Class A shares and 1.70% of Class B shares and Class C shares. SMC also agreed to limit the total expenses of the High Yield Fund to 2.00% for Class A shares and 2.75% for Class B and Class C shares. The investment advisory contract for Security Municipal Bond Fund provides that the total annual expenses of the fund, exclusive of interest, taxes, Rule 12b-1 fees, brokerage fees and commissions and extraordinary expenses, will not exceed an amount equal to an annual rate of 1.00% of the average net assets of Class A Shares and 1.75% of the average net assets of Class B shares as calculated on a daily basis. The investment advisory contract for Security Cash Fund provides that the total annual expenses of the fund, exclusive of interest, taxes, brokerage fees and commissions and extraordinary expenses, will not exceed an amount equal to an annual rate of 1.00% of the average net assets of the fund as calculated on a daily basis.

      The Funds have entered into contracts with SMC for transfer agent services and certain other administrative services which SMC provides to the Funds. SMC is paid an annual fixed charge per account and shareholder and dividend transaction fees.

      As the administrative agent for the Funds, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Funds. For this service SMC receives on an annual basis, a fee of .09% of the average daily net assets of Diversified Income Fund, High Yield Fund, and Security Municipal Bond Fund and .045% of the average daily net assets of Security Cash Fund calculated daily and payable monthly.

      Security Income and Security Municipal Bond Funds have adopted distribution plans related to the offering of Class B shares and Security Income Fund has adopted a distribution plan relating to the offering of Class C shares, each such distribution plan has been adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plans provide for payments at an annual rate of 1.00% of the average daily net assets of Class B and Class C shares. Class A shares of Security Income Fund and Security Municipal Bond Fund incur 12b-1 distribution fees at an annual rate of .25% of the average daily net assets of each series.

      Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group, Inc. and the national distributor of the Funds received net underwriting commissions on sales of shares after allowances to brokers and dealers. All amounts are presented in the following table:

                            SDI UNDERWRITING COMMISSIONS
                            ----------------------------
Municipal Bond Fund                     $191
Diversified Income Series                  0
High Yield Series                        144

      Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3.    FEDERAL INCOME TAX MATTERS

      Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences, adjustments are primarily due to interest income accrued for defaulted and variable rate securities for tax purposes and differing book and tax amortization methods for premium and market discount. To the extent these differences are permanent differences, adjustments are made to the appropriate equity accounts in the period that the difference arises.

      The following adjustments were made to the Statement of Assets and Liabilities to reflect permanent differences:

                            ACCUMULATED   UNDISTRIBUTED
                            NET REALIZED  NET INVESTMENT
                            GAIN (LOSS)      INCOME       PAID-IN-CAPITAL
                            -----------   --------------  ---------------
Municipal Bond Fund         $   36,671     $    199        $   (36,810)
Diversified Income Fund      9,110,295      (20,915)        (9,089,380)
High Yield Fund                     --        8,704             (8,704)

The amounts of gross unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2002, were as follows:

                                    MUNICIPAL         DIVERSIFIED         HIGH YIELD
                                    BOND FUND         INCOME FUND            FUND
                                    ---------         -----------         -----------
Gross unrealized
 appreciation                       $ 668,251         $ 4,814,394         $   280,410
Gross unrealized
 depreciation                          (9,859)           (889,861)         (2,621,141)
                                    ---------         -----------         -----------
Net unrealized
 appreciation (depreciation)        $ 658,392         $ 3,924,533         ($2,340,731)
                                    =========         ===========         ===========

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

      At December 31, 2002, the following funds have capital loss carryovers to offset future realized capital gains as follows:

                               CAPITAL LOSS    EXPIRATION
                                CARRYOVER        YEAR
                                ---------        ----
SECURITY INCOME FUND:
 DIVERSIFIED INCOME FUND       $1,372,161        2004
                                  816,702        2005
                                  801,693        2007
                                3,837,647        2008
                                  414,078        2010
                               ----------
                               $7,242,281
                               ==========

 HIGH YIELD FUND               $  371,694        2008
                                  520,180        2009
                                  645,956        2010
                               ----------
                               $1,537,830
                               ==========

      The tax character of distributions paid was the same for financial statement purposes, except as follows:

                       TAX-EXEMPT     ORDINARY       LONG-TERM
2002                     INCOME        INCOME       CAPITAL GAIN      TOTAL
----                     ------        ------       ------------      -----
Municipal Bond Fund     $718,658       $16,319        $137,386       $872,363

      As of December 31, 2002, the components of distributable earnings on a tax basis were the same as financial statement purposes except for the following funds:

                              UNDISTRIBUTED    ACCUMULATED          UNREALIZED
                                ORDINARY       CAPITAL AND         APPRECIATION/
                                 INCOME        OTHER LOSSES        DEPRECIATION
                              -------------    ------------        -------------
SECURITY INCOME FUND:
 DIVERSIFIED INCOME FUND        $24,356        ($7,242,281)        $ 3,924,533
 HIGH YIELD FUND                  5,501         (1,537,830)         (2,340,731)
SECURITY MUNICIPAL
 BOND FUND                           --                 --             658,392

      The difference between book basis and tax basis unrealized appreciation is attributable primarily to interest income accrued for defaulted and variable rate securities for tax purposes, differing book and tax amortization methods for premium and market discount and the realization for tax purposes of unrealized capital gain for certain appreciated securities held at January 1, 2001.

      The income dividends paid by the Funds are taxable as ordinary income on the shareholder's tax return. The portion of ordinary income dividends (including net short-term capital gains) attributed to the fiscal year ended December 31, 2002, that qualified for the dividends received deduction, if any, for corporate shareholders in accordance with the provisions of the Internal Revenue code for each series was as follows:

High Yield Fund ...........................................................   3%

      For federal income tax purposes, Municipal Bond Fund hereby designates $137,386 as capital gain dividends for the fiscal year ended December 31, 2002.

4.    INVESTMENT TRANSACTIONS

      Investment transactions for the year ended December 31, 2002, (excluding overnight investments and short-term debt securities) were as follows:

                         MUNICIPAL              DIVERSIFIED          HIGH YIELD
                         BOND FUND              INCOME FUND             FUND
                        -----------             -----------          ----------
Purchases               $ 8,185,808             $47,383,753          $9,009,938
Proceeds from sales      10,152,024              26,624,308           7,970,250

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

5.    CAPITAL SHARE TRANSACTIONS

      The Funds are authorized to issue an unlimited number of shares in an unlimited number of classes. Transactions in the capital shares of the Funds for the years ending December 31, 2002 and 2001, respectively, were as follows:

                            2002           2002          2002         2002          2002            2002              2002
                           SHARES         AMOUNT        SHARES       AMOUNT        SHARES          AMOUNT       INCREASE/DECREASE
                            SOLD           SOLD       REINVESTED   REINVESTED     REDEEMED        REDEEMED           SHARES
                         -----------   ------------   ----------   ----------   -------------  -------------    -----------------
MUNICIPAL BOND FUND

       Class A Shares        522,159   $  5,514,094      47,756    $  499,094       (739,974)  ($  7,734,532)        (170,059)
       Class B Shares         62,530        662,295       4,563        47,859        (87,288)       (916,687)         (20,195)
                         -----------   ------------   ---------    ----------   ------------   -------------       ----------
         Total               584,689   $  6,176,389      52,319    $  546,953       (827,262)  ($  8,651,219)        (190,254)
                         ===========   ============   =========    ==========   ============   =============       ==========

DIVERSIFIED INCOME FUND

       Class A Shares     16,593,565   $ 79,650,771     542,093    $2,597,782    (15,665,773)  ($ 75,304,089)       1,469,885
       Class B Shares      2,554,992     12,164,324     154,547       737,949     (1,438,940)     (6,880,807)       1,270,599
       Class C Shares      1,126,608      5,358,738      32,975       157,602       (527,205)     (2,518,416)         632,378
       Class S Shares          4,443         21,100         166           780         (9,856)        (46,718)          (5,247)
                         -----------   ------------   ---------    ----------   ------------   -------------       ----------
         Total            20,279,608   $ 97,194,933     729,781    $3,494,113    (17,641,774)  ($ 84,750,030)       3,367,615
                         ===========   ============   =========    ==========   ============   =============       ==========

HIGH YIELD FUND

       Class A Shares        317,009   $  3,439,461      36,531    $  402,690       (296,440)  ($  3,227,316)          57,100
       Class B Shares         82,834        924,046      24,672       271,148        (52,042)       (562,190)          55,464
       Class C Shares         24,305        273,951       2,607        28,632         (9,575)       (104,689)          17,337
                         -----------   ------------   ---------    ----------   ------------   -------------       ----------
         Total               424,148   $  4,637,458      63,810    $  702,470       (358,057)  ($  3,894,195)         129,901
                         ===========   ============   =========    ==========   ============   =============       ==========
CASH FUND                147,482,389   $147,482,389     552,811    $  552,811   (145,993,443)  ($145,993,443)       2,041,757

                                 2002
                           INCREASE/DECREASE
                                AMOUNT
                           -----------------
MUNICIPAL BOND FUND

       Class A Shares         ($ 1,721,344)
       Class B Shares             (206,533)
                              ------------
         Total                ($ 1,927,877)
                              ============

DIVERSIFIED INCOME FUND

       Class A Shares         $  6,944,464
       Class B Shares            6,021,466
       Class C Shares            2,997,924
       Class S Shares              (24,838)
                              ------------
         Total                $ 15,939,016
                              ============

HIGH YIELD FUND

       Class A Shares         $    614,835
       Class B Shares              633,004
       Class C Shares              197,894
                              ------------
         Total                $  1,445,733
                              ============
CASH FUND                     $  2,041,757

                            2001           2001          2001         2001          2001           2001               2001
                           SHARES         AMOUNT        SHARES       AMOUNT        SHARES         AMOUNT        INCREASE/DECREASE
                            SOLD           SOLD       REINVESTED   REINVESTED     REDEEMED       REDEEMED            SHARES
                         -----------   ------------   ----------   ----------   ------------   -------------    -----------------
MUNICIPAL BOND FUND

       Class A Shares      1,037,049   $ 10,670,733      43,154    $  441,881     (1,170,112)  ($ 12,055,603)         (89,909)
       Class B Shares         29,487        306,090       2,668        27,373        (15,378)       (159,488)          16,777
                         -----------   ------------   ---------    ----------   ------------   -------------       ----------
         Total             1,066,536   $ 10,976,823      45,822    $  469,254     (1,185,490)  ($ 12,215,091)         (73,132)
                         ===========   ============   =========    ==========   ============   =============       ==========

DIVERSIFIED INCOME FUND

       Class A Shares      5,901,809   $ 28,144,861     536,738    $2,531,009     (7,487,638)  ($ 35,538,195)      (1,049,091)
       Class B Shares      1,719,315      8,149,576     134,613       631,063     (1,925,508)     (9,053,220)         (71,580)
       Class C Shares        351,825      1,659,892      10,690        50,286        (83,371)       (394,293)         279,144
       Class S Shares          5,259         25,321          68           325            (80)           (388)           5,247
                         -----------   ------------   ---------    ----------   ------------   -------------       ----------
         Total             7,978,208   $ 37,979,650     682,109    $3,212,683     (9,496,597)  ($ 44,986,096)        (836,280)
                         ===========   ============   =========    ==========   ============   =============       ==========

HIGH YIELD FUND

       Class A Shares        141,019   $  1,734,099      44,834    $  538,890       (223,684)  ($  2,711,847)         (37,831)
       Class B Shares         91,239      1,133,069      26,788       320,753        (77,990)       (944,855)          40,037
       Class C Shares         28,902        346,847       1,085        12,796         (2,669)        (31,250)          27,318
                         -----------   ------------   ---------    ----------   ------------   -------------       ----------
         Total               261,160   $  3,214,015      72,707    $  872,439       (304,343)  ($  3,687,952)          29,524
                         ===========   ============   =========    ==========   ============   =============       ==========

CASH FUND                161,317,576   $161,317,576   1,960,267    $1,960,267   (158,112,068)  ($158,112,068)       5,165,775

                                2001
                         INCREASE/DECREASE
                               AMOUNT
                         -----------------
MUNICIPAL BOND FUND

       Class A Shares       ($   942,989)
       Class B Shares            173,975
                            ------------
         Total              ($   769,014)
                            ============

DIVERSIFIED INCOME FUND

       Class A Shares       ($ 4,862,325)
       Class B Shares           (272,581)
       Class C Shares          1,315,885
       Class S Shares             25,258
                            ------------
         Total              ($ 3,793,763)
                            ============

HIGH YIELD FUND

       Class A Shares       ($   438,858)
       Class B Shares            508,967
       Class C Shares            328,393
                            ------------
         Total              $    398,502
                            ============

CASH FUND                   $  5,165,775

B. Effective June 3, 2002, the Diversified Income Fund exchanged 9,856 shares of Class S for 9,889 shares of Class C. Class C Shares acquired $46,674 in net assets from shares of Class S.

REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
SECURITY INCOME FUND, SECURITY MUNICIPAL BOND FUND
AND SECURITY CASH FUND

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Security Municipal Bond Fund, Security Income Fund (comprised of Diversified Income Fund and High Yield Fund), and Security Cash Fund (collectively, the Funds) as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We have conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds and respective series indicated above at December 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


Kansas City, Missouri
February 7, 2003

DIRECTOR DISCLOSURE

                                                                                                                       NUMBER OF
                                                                               PRINCIPAL                               PORTFOLIOS IN
NAME,                         POSITION(S)            TERM OF                   OCCUPATION(S)                           FUND COMPLEX
ADDRESS AND                   HELD WITH              OFFICE AND                DURING THE PAST                         OVERSEEN BY
AGE                           THE FUND               LENGTH OF TIME SERVED     5 YEARS                                 THE DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.          Director**             1994 to present***        Business broker,                              36
One Security Benefit Place                                                       Griffith & Blair Realtors
Topeka, KS 66636-0001                                                          Manager, Star Sign, Inc.
55

Penny A. Lumpkin              Director**             1993 to present***        President, Vivian's Gift Shop                 36
One Security Benefit Place                                                     Vice President, Palmer
Topeka, KS 66636-0001                                                           Companies, Inc.
62                                                                             Vice President, Bellairre
                                                                                Shopping Center
                                                                               Partner, Goodwin Ent.
                                                                               Partner, PLB
                                                                               Partner, Town Crier
                                                                               Vice President and Treasurer,
                                                                                Palmer News, Inc.
                                                                               Vice President, M/S
                                                                                News, Inc.
                                                                               Secretary, Kansas City
                                                                                Periodicals

Mark L. Morris, Jr.           Director**             1991 to present***        Independent Investor, Morris Co.              36
One Security Benefit Place                                                     Partner, Mark Morris Associates
Topeka, KS 66636-0001
67

Maynard F. Oliverius          Director               1998 to present***        President & CEO, Stormont                     36
One Security Benefit Place                                                      Vail HealthCare
Topeka, KS 66636-0001
58

John D. Cleland               Chairman of the Board  February 2000 to present  Sr. Vice President and                        36
One Security Benefit Place    Director*              1991 to present***         Managing Member
Topeka, KS 66636-0001                                                           Representative, Security
65                                                                              Management Company, LLC
                                                                               Sr. Vice President, Security
                                                                                Benefit Group, Inc.
                                                                               Sr. Vice President, Security
                                                                                Benefit Life Insurance Co.
                                                                               Director & Vice President,
                                                                                Security Distributors, Inc.

James R. Schmank              President              February 2000 to present  President and Managing                       36
One Security Benefit Place    Director*              1997 to present***         Member Representative,
Topeka, KS 66636-0001                                                           Security Management Company, LLC
48                                                                             Sr. Vice President, Security
                                                                                Benefit Group, Inc.
                                                                               Sr. Vice President, Security
                                                                                Benefit Life Insurance Co.
                                                                               Director, Security Distributors, Inc.

*These directors are deemed to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended, by reason of their positions with the Funds' Investment Manager and/or the parent of the Investment Manager.

**These directors serve on the Funds' joint audit committee, the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company, LLC of the accounting function for the Funds.

***Term is until the next annual meeting, or until their successors shall have been duly elected and qualified.


The statement of additional information ("SAI") includes additional information about the Funds' Directors and is available upon request without charge by calling 1-800-888-2461.

THE SECURITY GROUP OF MUTUAL FUNDS

Security Large Cap Value Fund
Security Equity Fund
     -  Equity Fund
     -  Global Fund
     -  Social Awareness Fund
     -  Mid Cap Value Fund
     -  Small Cap Growth Fund
     -  Enhanced Index Fund
     -  International Fund
     -  Select 25 Fund
     -  Large Cap Growth Fund
     -  Technology Fund
Security Mid Cap Growth Fund
Security Diversified Income Fund
Security High Yield Fund
Security Capital Preservation Fund
Security Municipal Bond Fund
Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

SECURITY FUNDS OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
James R. Schmank

OFFICERS

John D. Cleland, Chairman of the Board
James R. Schmank, President
Terry A. Milberger, Vice President
Cindy L. Shields, Vice President
Steven M. Bowser, Vice President
James P. Schier, Vice President
David Toussaint, Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Treasurer




[SECURITY DISTRIBUTORS, INC. LOGO]                                PRESORTED
                                                                   STANDARD
                                                                US POSTAGE PAID
One Security Benefit Place                                       PERMIT #3602
Topeka, KS 66636-0001                                          BERWYN, IL 60402





SDI 609 (R2-03)                                                      46-06093-01